UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21866

NEXPOINT FUNDS I

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Asset Management, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: June 30

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Funds I

(formerly Highland Funds I)

NexPoint Event Driven Fund

NexPoint Merger Arbitrage Fund

Semi-Annual Report

December 31, 2022

NexPoint Funds I

NexPoint Event Driven Fund

NexPoint Merger Arbitrage Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

FUND PROFILE (unaudited)

NexPoint Event Driven Fund

Objective

NexPoint Event Driven Fund seeks long-term capital appreciation.

Net Assets as of December 31, 2022

$30.7 million

Portfolio Data as of December 31, 2022

The information below provides a snapshot of NexPoint Event Driven Fund at the end of the reporting period. NexPoint Event Driven Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 12/31/2022(%)(1)	Long Exposure	Short Exposure	Net Exposure

Communication Services	0.2	—	0.2
Consumer Discretionary	5.3	—	5.3
Energy	0.9	—	0.9
Exchange-traded Fund	0.5	—	0.5
Financials	12.6	(3.8)	8.8
Healthcare:
Biotechnology	9.2	–	9.2
Healthcare Equipment & Supplies	9.9	(1.1)	8.8
Healthcare Technology	5.7	—	5.7
Industrials	13.1	—	13.1
Information Technology	27.4	(0.4)	27.0
Materials	2.7	—	2.7
Real Estate	7.5	—	7.5
Repurchase Agreements	2.7	—	2.7
Utilities	0.1	—	0.1
Other Investments and Assets & Liabilities, net(2)	7.5	—	7.5

Top 5 Holdings as of 12/31/2022(%)(1)(3)

Long Securities
STORE Capital	6.6
KnowBe4	6.6
AVEVA Group	6.3
Atlas Air Worldwide Holdings	5.0
MoneyGram International	5.0

Short Securities
Columbia Banking System	(2.4)
Orthofix Medical	(1.1)
Brookline Bancorp	(1.1)
ForgeRock	(0.4)
Seacoast Banking Corp of Florida	(0.3)

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investment in cash equivalent investments.

(3)	Excludes the Fund’s investment in cash equivalent investments.

Amounts designated as “—” are 0%.

Semi-Annual Report	1

FUND PROFILE (unaudited)

NexPoint Merger Arbitrage Fund

Objective

NexPoint Merger Arbitrage Fund seeks to generate positive absolute returns.

Net Assets as of December 31, 2022

$1,416.3 million

Portfolio Data as of December 31, 2022

The information below provides a snapshot of NexPoint Merger Arbitrage Fund at the end of the reporting period. NexPoint Merger Arbitrage Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 12/31/2022(%)(1)	Long Exposure	Short Exposure	Net Exposure

Asset-backed Securities	6.6	—	6.6
Consumer Discretionary	5.4	—	5.4
Financials	11.0	(3.0)	8.0
Healthcare	17.5	—	17.5
Industrials	10.7	—	10.7
Information Technology	25.6	—	25.6
Materials	0.3	—	0.3
Real Estate	7.0	—	7.0
Repurchase Agreements	1.8	—	1.8
Special Purpose Acquisition Companies	1.8	—	1.8
Utilities	—	—	—
Other Investments and Assets & Liabilities, net(2)	15.4	—	15.4

Top 5 Holdings as of 12/31/2022(%)(1)(3) Long Securities

KnowBe4	7.0
STORE Capital	7.0
AVEVA Group	5.6
Evo Payments	5.0
Atlas Air Worldwide Holdings	5.0

Short Securities
Columbia Banking System	(2.5)
Seacoast Banking Corp of Florida	(0.5)

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investment in cash equivalent investments.

(3)	Excludes the Fund’s investment in cash equivalent investments.

Amounts designated as “—” are 0%.

2	Semi-Annual Report

FINANCIAL STATEMENTS

December 31, 2022

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statements of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statements of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Semi-Annual Report	3

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2022	NexPoint Event Driven Fund

Shares		Value ($)

Common Stock - 90.7%

COMMUNICATION SERVICES - 0.2%
6,000	WideOpenWest (a)	54,660

CONSUMER DISCRETIONARY - 5.3%
2,150	Hasbro	131,172
2,647	iRobot (a)	127,400
27,023	Poshmark, Class A (a)(b)	483,171
74,189	Vivint Smart Home (a)(c)	882,849

		1,624,592

ENERGY - 0.9%
6,300	New Fortress Energy, Inc., Class A	267,246

FINANCIALS - 12.6%
20,494	Cowen, Class A (b)	791,478
47,697	First Horizon (b)	1,168,577
679	Home Capital Group	21,378
1,687	Home Capital Group, Class B	53,015
31,000	PCSB Financial	590,240
3,487	Professional Holding, Class A (a)	96,729
72,614	Trean Insurance Group (a)	435,684
40,182	Umpqua Holdings	717,249

		3,874,350

HEALTHCARE - 21.8%

Biotechnology - 9.2%
56,026	AVEO Pharmaceuticals (a)	837,589
2,051	Biohaven (a)(b)	28,461
10,787	Horizon Therapeutics (a)(b)	1,227,560
3,516	Imago Biosciences (a)	126,400
22,908	Myovant Sciences (a)	617,600

		2,837,610

Healthcare Equipment & Supplies - 6.9%
392	Apollo Endosurgery (a)	—
54,754	Mediclinic International	326,163
43,360	Meridian Bioscience (a)	1,439,985
41,214	SeaSpine Holdings (a)	344,137

		2,110,285

Healthcare Technology - 5.7%
49,021	1Life Healthcare (a)(b)	819,141
41,000	EMIS Group	923,255

		1,742,396

		6,690,291

INDUSTRIALS - 13.1%
26,340	Atlas	404,056
15,188	Atlas Air Worldwide Holdings (a)(b)	1,530,950
3,147	Biffa	15,422
794	Caverion	5,867
3,400	Chart Industries, Inc. (a)	391,782
73,463	HomeServe	1,057,778
30,393	K3 Capital Group	125,401
9,699	Maxar Technologies	501,826
10,116	RPS Group	26,771

		4,059,853

Shares		Value ($)

INFORMATION TECHNOLOGY - 27.4%
50,472	AVEVA Group	1,943,856
19,224	Benefitfocus (a)	201,083
10,191	Coupa Software, Inc. (a)	806,821
3,032	Elmo Software (a)	9,940
43,819	Evo Payments, Class A (a)(b)	1,482,835
82,212	KnowBe4, Class A (a)	2,037,213
13,287	Micro Focus International	84,690
140,385	MoneyGram International (a)(b)	1,528,793
1,338	Semtech (a)	38,387
38,799	UserTesting (a)(b)(c)	291,381

		8,424,999

MATERIALS - 2.7%
260,551	AgroFresh Solutions (a)	771,231
2,708	OZ Minerals	50,841

		822,072

REAL ESTATE - 6.6%
63,776	STORE Capital, REIT (b)	2,044,659

UTILITIES - 0.1%
1,349	Electricite de France	17,267

	Total Common Stock (Cost $27,841,395)	27,879,989

Principal Amount ($)

U.S. Senior Loan (d) - 3.0%

HEALTHCARE - 3.0%
1,199,834	Carestream Health Inc., Term Loan, 1st Lien, 09/30/27 (e)(f)	917,873

	Total U.S. Senior Loan (Cost $1,078,114)	917,873

Preferred Stock - 0.9%

HEALTHCARE - 0.0%

Healthcare Technology - 0.0%
608,695	AMINO, Inc., Series C (a)(e)(f)(g)(h)	—

REAL ESTATE - 0.9%
11,984	Seritage Growth Properties 7.00% (i)	287,736

	Total Preferred Stock (Cost $3,781,972)	287,736

Exchange-Traded Fund - 0.5%
20,000	ProShares Ultra VIX Short-Term Futures ETF	137,200

	Total Exchange-Traded Fund (Cost $136,812)	137,200

Units

Rights - 0.0%

HEALTHCARE - 0.0%

Healthcare Equipment & Supplies - 0.0%
3,352	Abiomed, Inc. (a)	3,419

	Total Rights (Cost $–)	3,419

4	See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2022	NexPoint Event Driven Fund

Principal Amount ($)		Value ($)

Repurchase Agreements (j)(k) - 2.7%
249,000	BofA Securities dated 12/30/2022 to be repurchased on 01/03/2023, repurchase price $249,089 (collateralized by U.S. Government obligations, ranging in par value $989 - $34,047, 1.500% - 6.500%, 05/01/2037 - 05/01/2058; with total market value $253,980)	249,000
249,000	Daiwa Capital Markets dated 12/30/2022 to be repurchased on 01/03/2023, repurchase price $249,089 (collateralized by U.S. Government obligations, ranging in par value $1 - $79,033, 1.500% - 6.000%, 08/01/2023 - 01/01/2053; with total market value $253,980)	249,000
249,000	RBC Dominion Securities dated 12/30/2022 to be repurchased on 01/03/2023, repurchase price $249,089 (collateralized by U.S. Government obligations, ranging in par value $0 - $68,175, 2.000% - 6.000%, 09/01/2024 - 10/20/2052; with total market value $253,980)	249,000
93,511	Citigroup dated 12/30/2022 to be repurchased on 01/03/2023, repurchase price $93,544 (collateralized by U.S. Government obligations, ranging in par value $0 - $19,969, 0.000% - 4.500%, 04/11/2023 - 10/31/2029; with total market value $95,381)	93,511

	Total Repurchase Agreements (Cost $840,511)	840,511

Shares

Cash Equivalents - 3.6%

MONEY MARKET FUND (l) - 3.6%
1,096,833	Dreyfus Treasury Obligations Cash Management, Institutional Class 4.170%	1,096,833

	Total Cash Equivalents (Cost $1,096,833)	1,096,833

Total Investments - 101.4%		31,163,561

(Cost $34,775,637)

Securities Sold Short - (5.3)%

Common Stock - (5.3)%

FINANCIALS - (3.8)%
(24,700)	Brookline Bancorp	(349,505)
(23,944)	Columbia Banking System	(721,433)
(3,108)	Seacoast Banking Corp of Florida	(96,938)

		(1,167,876)

HEALTHCARE - (1.1)%

Healthcare Equipment & Supplies - (1.1)%
(17,157)	Orthofix Medical (m)	(352,233)

Shares		Value ($)

INFORMATION TECHNOLOGY - (0.4)%
(5,000)	ForgeRock, Class A (m)	(113,850)

	Total Common Stock (Proceeds $1,599,085)	(1,633,959)

	Total Securities Sold Short - (5.3)% (Proceeds $1,599,085)	(1,633,959)

Other Assets & Liabilities, Net - 3.9% (n)		1,216,746

Net Assets - 100.0%		30,746,348

(a)	Non-income producing security.
(b)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $11,397,006.
(c)

Securities (or a portion of securities) on loan. As of December 31, 2022, the fair value of securities loaned was $816,787. The loaned securities were secured with cash and/or securities collateral of $840,511. Collateral is calculated based on prior day’s prices.

(d)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of December 31, 2022, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 4.39% and 4.77%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(e)

Securities with a total aggregate value of $917,873, or 3.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(f)

Represents fair value as determined by the Investment Adviser pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $917,873, or 3.0% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2022. Please see Notes to Financial Statements.

(g)	There is currently no rate available.
(h)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
AMINO, Inc.	Preferred Stock	11/18/2016	$3,499,996	$0	0.0%

See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of December 31, 2022	NexPoint Event Driven Fund

(i)	Perpetual security with no stated maturity date. (j) Tri-Party Repurchase Agreement.
(k)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2022 was $840,511.
(l)	Rate reported is 7 day effective yield.
(m)	No dividend payable on security sold short.
(n)	As of December 31, 2022, $1,410,829 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

Written options contracts outstanding as of December 31, 2022 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
Biohaven	$150.00	Pershing	January 2023	(41)	$28,454	$(3,646)	$(22,550)
Horizon Therapeutics PLC	120.00	Pershing	May 2023	(30)	341,400	(569)	(300)
UserTesting	7.50	Pershing	January 2023	(200)	150,200	(1,190)	(1,000)
Vivint Smart Home	12.50	Pershing	December 2023	(41)	48,790	(207)	(615)

						$(5,612)	$(24,465)

Forward foreign currency contracts outstanding as of December 31, 2022 were as follows:

Counterparty	Settlement Date	Currency to Deliver	Notional Amount ($)	Currency to Receive	Notional Amount ($)	Unrealized Appreciation (Depreciation)
Citigroup	01/11/23	GBP	12,812	USD	14,142	$(1,272)
Goldman Sachs	01/11/23	USD	15,404	GBP	12,812	9
Goldman Sachs	01/13/23 - 04/12/23	GBP	2,780,594	USD	3,389,688	42,379
Goldman Sachs	01/13/23 - 02/17/23	GBP	681,839	USD	806,487	(14,148)
Goldman Sachs	01/31/23 - 02/28/23	EUR	21,690	USD	23,182	(19)
Goldman Sachs	02/28/23 - 04/28/23	AUD	84,134	USD	57,179	(101)
Goldman Sachs	08/21/23	CAD	100,698	USD	74,216	(313)
JPMorgan Chase Bank	01/13/23	GBP	56,360	USD	67,031	(778)

						$25,757

The Fund had the following swaps contracts, which did not require pledged collateral, open at December 31, 2022:

Long Equity Total Return Swaps

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Expiration Date	Currency	Notional Amount ($)	Fair Value ($)	Upfront Premiums Paid (Received) ($)	Mark to Market ($)	Unrealized Appreciation/ (Depreciation) ($)
HomeServe PLC	1 Day GBP-SONIA plus 0.53%	Upon Maturity	Goldman Sachs	7/26/2023	GBP	635,015	582,228	44,766	54,327	9,561
Hunter Douglas	1 Day EUR-EuroSTR plus 0.55%	Upon Maturity	Goldman Sachs	2/7/2023	EUR	219,694	211,479	1,200	5,628	4,428

Total Long Equity Total Return Swaps							793,707	45,966	59,955	13,989

6	See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2022	NexPoint Merger Arbitrage Fund

Shares		Value ($)

Common Stock - 77.0%

CONSUMER DISCRETIONARY - 5.4%
136,539	iRobot (a)(b)	6,571,622
1,552,414	Poshmark, Class A (b)	27,757,163
3,496,898	Vivint Smart Home (b)	41,613,086

		75,941,871

FINANCIALS - 10.5%
1,336,900	Cowen, Class A (a)(c)	51,631,078
1,743,439	First Horizon	42,714,255
115,834	Home Capital Group, Class B	3,640,143
281,694	Professional Holding, Class A (b)	7,814,192
1,185,000	Trean Insurance Group (b)	7,110,000
1,958,677	Umpqua Holdings	34,962,384

		147,872,052

HEALTHCARE - 17.5%
1,343,979	1Life Healthcare (b)(c)	22,457,889
13,508	Apollo Endosurgery (b)	—
1,408,781	AVEO Pharmaceuticals (b)	21,061,276
81,950	Biohaven (b)(c)	1,137,466
1,228,825	EMIS Group	27,671,178
501,511	Horizon Therapeutics (b)(c)	57,071,952
309,961	Imago Biosciences (b)	11,143,098
1,417,133	Mediclinic International	8,441,689
1,895,715	Meridian Bioscience (b)	62,956,695
1,315,122	Myovant Sciences (b)	35,455,689

		247,396,932

INDUSTRIALS - 10.7%
1,311,490	Atlas (a)	20,118,257
705,550	Atlas Air Worldwide Holdings (b)(c)	71,119,440
134,869	Biffa	660,944
26,380	Caverion	194,929
3,172,111	HomeServe	45,674,552
212,567	K3 Capital Group	877,045
236,052	Maxar Technologies	12,213,330
489,884	RPS Group	1,296,426

		152,154,923

INFORMATION TECHNOLOGY - 25.6%
2,066,898	AVEVA Group	79,603,573
1,088,680	Benefitfocus (b)	11,387,593
406,382	Coupa Software, Inc. (b)	32,173,263
74,221	Elmo Software (b)	243,321
2,110,055	Evo Payments, Class A (b)(c)	71,404,261
4,020,822	KnowBe4, Class A (b)	99,635,969
635,964	Micro Focus International	4,053,590
4,567,853	MoneyGram International (b)	49,743,919
1,984,337	UserTesting (a)(b)(c)	14,902,371

		363,147,860

MATERIALS - 0.3%
354,854	AgroFresh Solutions (b)	1,050,368
129,621	OZ Minerals	2,433,559

		3,483,927

REAL ESTATE - 7.0%
3,105,744	STORE Capital, REIT	99,570,153

Shares		Value ($)

UTILITIES - 0.0%
56,257	Electricite de France	720,086

	Total Common Stock (Cost $1,083,285,208)	1,090,287,804

Principal Amount ($)

Asset-Backed Securities - 6.5%
5,000,000	Ares LXVII CLO, Series 2022-67A, Class A2 TSFR3M + 2.650%, 7.25%, 1/25/2036 (d)(e)	5,000,000
5,000,000	Black Diamond CLO 2022-1, Series 2022-1A, Class A1A TSFR3M + 2.500%, 7.08%, 10/25/2035 (d)(e)	4,975,000
9,000,000	Bridge Street CLO III, Series 2022-1A, Class A1 TSFR3M + 2.300%, 6.90%, 10/20/2034 (d)(e)	8,977,500
3,500,000	Bridge Street CLO III, Series 2022-1A, Class A2 TSFR3M + 2.950%, 7.55%, 10/20/2034 (d)(e)	3,491,250
6,000,000	Capital Four US CLO III, Series 2023- 2A, Class A2 TSFR3M + 3.000%, 7.63%, 1/21/2035 (d)(e)	5,985,000
6,500,000	Carlyle US CLO, Series 2022-4A, Class A2 TSFR3M + 2.250%, 5.44%, 7/25/2034 (d)(e)	6,386,250
5,000,000	Carlyle US CLO 2022-6, Series 2022- 6A, Class A TSFR3M + 2.250%, 6.85%, 10/25/2034 (d)(e)	4,993,750
5,000,000	Danby Park CLO, Series 2022-1A, Class A2 TSFR3M + 2.750%, 6.85%, 10/21/2035 (d)(e)	5,000,000
8,000,000	Empower CLO 2022-1, Series 2022-1A, Class A2 TSFR3M + 2.500%, 6.46%, 10/20/2034 (d)(e)	7,940,000
6,000,000	Halseypoint CLO VI, Series 2022-6A, Class A2 TSFR3M + 2.650%, 6.15%, 10/20/2034 (d)(e)	5,919,000
4,327,320	Newark BSL CLO 1, Series 2020-1A, Class A1R ICE LIBOR USD 3 Month + 1.100%, 5.46%, 12/21/2029 (d)(e)	4,262,410
6,000,000	Park Blue CLO 2022-II, Series 2023-2A, Class A2 0.000%, 1/20/2035 (d)(e)(f)	6,000,000
5,000,000	Saratoga Investment Senior Loan Fund, Series 2022-1A, Class A2 6.61%, 10/20/2033 (d)(e)	4,950,000
5,000,000	Tikehau US CLO II, Series 2022-1A, Class AJ TSFR3M + 2.600%, 5.12%, 7/20/2033 (d)(e)	4,950,000
14,190,017	Venture XXVII CLO, Series 2017-27RA, Class A ICE LIBOR USD 3 Month + 1.300%, 5.58%, 7/21/2030 (d)(e)	13,962,977

	Total Asset-Backed Securities (Cost $93,101,494)	92,793,137

See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2022	NexPoint Merger Arbitrage Fund

Shares		Value ($)

Special Purpose Acquisition Companies - 1.8%
24,500	AltEnergy Acquisition, Class A (b)	250,635
25,000	Arbor Rapha Capital Bioholdings I (b) .	267,500
10,000	Ascendant Digital Acquisition III (b)	103,000
52,078	Banner Acquisition (b)	524,946
10,000	Blockchain Coinvestors Acquisition I (b)	107,700
72,109	Carney Technology Acquisition II, Class A (b)	738,396
103,335	Corner Growth Acquisition, Class A (b)	1,021,983
225,000	Energem (b)	2,349,000
60,927	Everest Consolidator Acquisition (b)	622,065
150,026	Forum Merger IV, Class A (b)(c)	1,507,761
145,507	Green Visor Financial Technology Acquisition I (a)(b)	1,504,542
294,324	Integrated Rail and Resources Acquisition (b)	3,010,934
12,792	Jack Creek Investment, Class A (b)	129,583
244,909	Lionheart III, Class A (b)	2,495,623
71,084	Maxpro Capital Acquisition, Class A (b)	738,563
90,000	McLaren Technology Acquisition, Class A (b)	918,900
10,194	Monument Circle Acquisition, Class A (b)	102,450
217,482	Phoenix Biotech Acquisition, Class A (b)	2,240,065
14,302	Pivotal Investment III, Class A (b)	144,750
39,792	Priveterra Acquisition, Class A (b)	400,109
55,100	Seaport Global Acquisition II, Class A (b)	562,020
100,172	SEP Acquisition, Class A(b)	997,713
42,600	Social Leverage Acquisition I, Class A (b)	426,000
38,968	Talon 1 Acquisition (b)	405,657
324,984	Thrive Acquisition (b)	3,360,335

		24,930,230

	Total Special Purpose Acquisition Companies (Cost $24,094,536)	24,930,230

Principal Amount ($)

Corporate Bonds & Notes - 0.5%

FINANCIALS - 0.5%
7,500,000	Cowen 7.25%, 05/06/24	7,560,031

	Total Corporate Bonds & Notes (Cost $7,652,783)	7,560,031

Units

Rights - 0.0%

HEALTHCARE - 0.0%
171,486	Abiomed, Inc. (b)	174,916

INFORMATION TECHNOLOGY - 0.0%
22,787	Zagg Inc (b)(g)(h)	2,051

	Total Rights (Cost $–)	176,967

Contracts		Value ($)

Purchased Call Options(b) - 0.0%
75	Total Purchased Call Options (Cost $37,733)	75

Units

Warrants - 0.0%

REAL ESTATE - 0.0%
12,612	Appreciate Holdings, Expires 12/02/2027 (b)	468

SPECIAL PURPOSE ACQUISITION COMPANY - 0.0%
12,500	AltEnergy Acquisition, Expires 02/09/2023 (b)	1,288
125,076	Athena Consumer Acquisition, Expires 08/03/2028 (b)	14,546
9,769	Biote, Expires 02/15/2027 (b)	3,007
500	Biotech Acquisition, Expires 12/03/2027 (b)	32
3,333	Carney Technology Acquisition II, Expires 12/03/2027 (b)	234
24,700	DTRT Health Acquisition, Expires 09/03/2029 (b)	5,436
150,000	Fat Projects Acquisition, Expires 06/19/2026 (b)	3,255
181,950	GoGreen Investments, Expires 06/07/2023 (b)	60,044
125,000	Intelligent Medicine Acquisition, Expires 01/16/2026 (b)	1,313
113,155	Lionheart III, Expires 03/22/2023 (b)	4,294
71,084	Maxpro Capital Acquisition, Expires 01/25/2023 (b)	3,881
92,147	McLaren Technology Acquisition, Expires 03/06/2023 (b)	1,608
223,160	Parabellum Acquisition, Expires 10/03/2026 (b)	8,926
198,080	Perception Capital II, Expires 01/03/2029 (b)	4,952
108,741	Phoenix Biotech Acquisition, Expires 09/04/2026 (b)	4,274
21,237	Seaport Global Acquisition II, Expires 11/20/2026 (b)	206
162,492	Thrive Acquisition, Expires 03/12/2023 (b)	1,202

		118,498

	Total Warrants (Cost $722,451)	118,966

Shares

Preferred Stock - 0.0%

HEALTHCARE - 0.0%
434,783	AMINO, Inc., Series C (b)(g)(h)(i)(j)	—

	Total Preferred Stock (Cost $2,500,002)	—

8	See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2022	NexPoint Merger Arbitrage Fund

Principal Amount ($)		Value ($)

Repurchase Agreements (k)(l) - 1.8%
5,933,070	BofA Securities dated 12/30/2022 to be repurchased on 01/03/2023, repurchase price $5,935,196 (collateralized by U.S. Government obligations, ranging in par value $23,565 - $811,257, 1.500% - 6.500%, 05/01/2037 - 05/01/2058; with total market value $6,051,731)	5,933,070
5,933,070	Daiwa Capital Markets dated 12/30/2022 to be repurchased on 01/03/2023, repurchase price $5,935,196 (collateralized by U.S. Government obligations, ranging in par value $12 - $1,883,169, 1.500% - 6.000%, 08/01/2023 - 01/01/2053; with total market value $6,051,731)	5,933,070
5,933,070	RBC Dominion Securities dated 12/30/2022 to be repurchased on 01/03/2023, repurchase price $5,935,196 (collateralized by U.S. Government obligations, ranging in par value $2 - $1,624,440, 2.000% - 6.000%, 09/01/2024 - 10/20/2052; with total market value $6,051,731)	5,933,070
5,933,070	Truist Securities dated 12/30/2022 to be repurchased on 01/03/2023, repurchase price $5,935,196 (collateralized by U.S. Government obligations, ranging in par value $6 - $1,815,513, 1.500% - 6.500%, 05/31/2024 - 12/01/2052; with total market value $6,051,773)	5,933,070
1,755,887	Citigroup dated 12/30/2022 to be repurchased on 01/03/2023, repurchase price $1,756,509 (collateralized by U.S. Government obligations, ranging in par value $0 - $374,971, 0.000% - 4.500%, 04/11/2023 - 10/31/2029; with total market value $1,791,005)	1,755,887

	Total Repurchase Agreements (Cost $25,488,167)	25,488,167

Shares

Cash Equivalents - 5.6%

MONEY MARKET FUND (m) - 5.6%
78,659,150	Dreyfus Treasury Obligations Cash Management, Institutional Class 4.170%	78,659,150

	Total Cash Equivalents (Cost $78,659,150)	78,659,150

Total Investments - 93.2%		1,320,014,527

(Cost $1,315,541,524)

Shares		Value ($)

Securities Sold Short - (3.0)%

Common Stock - (3.0)%

FINANCIALS - (3.0)%
(1,167,162)	Columbia Banking System (c)	(35,166,591)
(250,921)	Seacoast Banking Corp of Florida	(7,826,226)

		(42,992,817)

	Total Common Stock (Proceeds $43,014,408)	(42,992,817)

	Total Securities Sold Short - (3.0)% (Proceeds $43,014,408)	(42,992,817)

Other Assets & Liabilities, Net - 9.8% (n)		139,283,334

Net Assets - 100.0%		1,416,305,044

(a)

Securities (or a portion of securities) on loan. As of December 31, 2022, the fair value of securities loaned was $24,938,939. The loaned securities were secured with cash and/or securities collateral of $25,575,022. Collateral is calculated based on prior day’s prices.

(b)	Non-income producing security.
(c)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $256,065,702.
(d)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(e)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board of Trustees (the “Board”) has determined these investments to be liquid. At December 31, 2022, these securities amounted to $92,793,137 or 6.5% of net assets.

(f)	No interest rate available.
(g)

Securities with a total aggregate value of $2,051, or 0.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(h)

Represents fair value as determined by the Investment Adviser pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $2,051, or 0.0% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2022. Please see Notes to Financial Statements.

(i)	There is currently no rate available.
(j)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
AMINO, Inc.	Preferred Stock	11/18/2016	$2,500,002	$0	0%

See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.	9

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of December 31, 2022	NexPoint Merger Arbitrage Fund

(k)	Tri-Party Repurchase Agreement.
(l)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2022 was $25,488,167.
(m)	Rate reported is 7 day effective yield.
(n)	As of December 31, 2022, $57,884,172 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

Purchased options contracts outstanding as of December 31, 2022 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
Carnival	$30.00	Pershing	January 2023	75	$60,450	$37,733	$75

Written options contracts outstanding as of December 31, 2022 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
Biohaven	$150.00	Pershing	January 2023	(1,639)	$1,137,466	$(145,831)	$(901,450)
Horizon Therapeutics PLC	120.00	Pershing	May 2023	(890)	10,128,200	(16,866)	(8,900)
1Life Healthcare	20.00	Pershing	January 2023	(400)	668,400	(4,010)	(2,800)
UserTesting	7.50	Pershing	January 2023	(9,600)	7,209,600	(57,490)	(48,000)
Vivint Smart Home	12.50	Pershing	December 2023	(2,035)	2,421,650	(10,416)	(30,525)

						$(234,613)	$(991,675)

Forward foreign currency contracts outstanding as of December 31, 2022 were as follows:

Counterparty	Settlement Date	Currency to Deliver	Notional Amount ($)	Currency to Receive	Notional Amount ($)	Unrealized Appreciation (Depreciation)
Goldman Sachs	01/11/23	USD	660,180	GBP	549,063	$397
Goldman Sachs	01/13/23 - 04/12/23	GBP	101,216,622	USD	123,322,663	1,491,468
Goldman Sachs	01/11/23 - 02/23/23	GBP	34,327,264	USD	40,730,064	(588,440)
Goldman Sachs	01/31/23 - 02/28/23	EUR	857,897	USD	916,876	(710)
Goldman Sachs	02/28/23 - 04/28/23	AUD	3,688,412	USD	2,508,598	(2,983)
Goldman Sachs	08/21/23	CAD	4,929,940	USD	3,633,447	(15,311)

						$884,421

The Fund had the following swaps contracts, which did not require pledged collateral, open at December 31, 2022:

Long Equity Total Return Swaps

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Expiration Date	Currency	Notional Amount ($)	Fair Value ($)	Upfront Premiums Paid (Received) ($)	Mark to Market ($)	Unrealized Appreciation/ (Depreciation) ($)
HomeServe PLC	1 Day GBP-SONIA plus 0.53%	Upon Maturity	Goldman Sachs	7/26/2023	GBP	36,950,376	33,650,070	2,590,000	2,932,483	342,483
Hunter Douglas	1 Day EUR-EuroSTR plus 0.55%	Upon Maturity	Goldman Sachs	2/7/2023	EUR	8,050,421	7,715,115	43,790	171,952	128,162

Total Long Equity Total Return Swaps							41,365,185	2,633,790	3,104,435	470,645

10	See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Currency Abbreviations:
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

Other Abbreviations:
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TSFR3M	Term Secured Overnight Financing Rate 3 Month

Semi-Annual Report	11

STATEMENTS OF ASSETS AND LIABILITIES

As of December 31, 2022 (unaudited)	NexPoint Funds I

	NexPoint Event Driven Fund ($)	NexPoint Merger Arbitrage Fund ($)
Assets
Investments, at value†	29,226,217	1,215,867,210
Cash	1,189,798	128,374,227
Cash equivalents (Note 2)	1,096,833	78,659,150
Restricted Cash — Securities Sold Short (Note 2)	—	42,987,335
Foreign currency, at value	22,857	852,833
Unrealized gains on swap contracts	13,989	470,645
Repurchase Agreements, at value	840,511	25,488,167
Unrealized gain on forward foreign currency contracts	42,388	1,491,865
Foreign tax reclaim receivable	2,862	2,836
Receivable for:
Investments sold	206,446	—
Dividends and interest	49,091	1,821,393
Fund shares sold	113,218	7,947,199
Due from broker	1,410,829	14,896,837
Prepaid expenses and other assets	28,328	704,205

Total assets	34,243,367	1,519,563,902

Liabilities:
Securities sold short, at value (Note 2)	1,633,959	42,992,817
Written options contracts, at value (Note 3)	24,465	991,675
Unrealized loss on forward foreign currency contracts	16,631	607,444

Payable for:
Investments purchased	894,311	28,560,681
Upon return of securities loaned (Note 4)	840,511	25,488,167
Reports to shareholders fees	22,620	6,450
Accounting services fees	21,027	78,274
Audit fees	18,526	23,819
Investment advisory and administration fees (Note 6)	11,600	1,232,791
Legal fees	5,066	—
Custodian fees	4,109	29,123
Distribution and shareholder servicing fees (Note 6)	3,869	54,736
Fund shares redeemed	—	2,851,607
Transfer agent fees	—	319,662
Accrued expenses and other liabilities	325	21,612

Total liabilities	3,497,019	103,258,858

Net Assets	30,746,348	1,416,305,044

Amounts designated as “—” are $0.

12	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (continued)

As of December 31, 2022 (unaudited)	NexPoint Funds I

	NexPoint Event Driven Fund ($)	NexPoint Merger Arbitrage Fund ($)
Net Assets Consist of:
Paid-in capital	215,213,767	1,431,836,070
Total accumulated loss	(184,467,419)	(15,531,026)

Net Assets	30,746,348	1,416,305,044

Investments, at cost	32,838,293	1,211,394,207
Repurchase Agreements, at cost	840,511	25,488,167
Cash equivalents, at cost (Note 2)	1,096,833	78,659,150
Foreign currency, at cost	22,832	1,055,365
Proceeds from securities sold short	1,599,085	43,014,408
Written options contracts, premiums received	5,612	234,613

Class A:
Net assets	6,184,647	97,752,944
Shares outstanding ($0.001 par value; unlimited shares authorized)	433,929	5,029,769
Net asset value per share(a)	14.25	19.43
Maximum offering price per share(b)(c)	15.08	20.56

Class C:
Net assets	2,354,663	30,212,322
Shares outstanding ($0.001 par value; unlimited shares authorized)	180,779	1,596,170
Net asset value and offering price per share(a)	13.03	18.93

Class Z:
Net assets	22,207,038	1,288,339,778
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,481,523	65,044,610
Net asset value, offering and redemption price per share	14.99	19.81

† Includes fair value of securities on loan	816,787	24,938,939

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)	The sales charge is 5.50% for the Event Driven Fund and Merger Arbitrage Fund. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

Amounts designated as “—” are $0.

See accompanying Notes to Financial Statements.	13

STATEMENTS OF OPERATIONS

For the six months ended December 31, 2022 (unaudited)	NexPoint Funds I

	NexPoint Event Driven Fund ($)	NexPoint Merger Arbitrage Fund ($)
Investment Income:
Income:
Dividends from unaffiliated issuers	596,005	30,299,045
Less: Foreign taxes withheld	(800)	—
Securities lending income (Note 4)	370	38,863
Interest from unaffiliated issuers	136,536	6,511,086

Total income	732,111	36,848,994

Expenses:
Investment advisory (Note 6)	125,691	6,730,168
Administration fees (Note 6)	50,758	1,346,033
Distribution and shareholder servicing fees: (Note 6)
Class A	11,138	172,654
Class C	12,412	143,405
Accounting services fees (Note 6)	8,170	455,483
Transfer agent fees	14,537	1,141,999
Legal fees	9,756	201,607
Registration fees	29,472	123,722
Audit fees	20,543	26,844
Interest expense and commitment fees	1,045	4,790
Insurance	1,816	40,779
Trustees fees (Note 6)	3,740	167,084
Reports to shareholders	22,874	97,384
Custodian/wire agent fees	15,316	55,278
Pricing fees	805	12,304
Dividends and fees on securities sold short (Note 2)	68,608	2,195,276
Other	4,141	73,779

Total operating expenses before waiver and reimbursement (Note 6)	400,822	12,988,589
Less: Expenses waived or borne by the adviser and administrator	(119,155)	(471,216)

Net operating expenses	281,667	12,517,373

Net investment income	450,444	24,331,621

Realized gain (loss) on:
Investments from unaffiliated issuers	110,820	(18,856,861)
Securities sold short (Note 2)	4,497	19,222,869
Swap contracts (Note 3)	(35,031)	2,481,812
Purchased option contracts (Note 3)	(6,526)	(30,970)
Written options contracts (Note 3)	6,296	183,152
Forward foreign currency contracts (Note 3)	(159,172)	(3,104,220)
Foreign currency transactions	(32,345)	(961,766)
Net realized loss	(111,461)	(1,065,984)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated issuers	448,937	10,929,521
Securities sold short (Note 2)	(215,529)	(6,191,080)
Swap contracts (Note 3)	72,837	(97,092)
Purchased option contracts	—	82,155
Written options contracts (Note 3)	(23,612)	(899,065)
Forward foreign currency contracts (Note 3)	25,757	884,421
Foreign currency translation	8,065	(205,211)

Net change in unrealized appreciation	316,455	4,503,649

Net realized and unrealized gain	204,994	3,437,665

Total increase in net assets resulting from operations	655,438	27,769,286

14	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

NexPoint Funds I

	NexPoint Event Driven Fund

	Six Months Ended December 31, 2022 (unaudited) ($)	Year Ended June 30, 2022 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	450,444	(367,288)
Net realized loss	(111,461)	(7,492,215)
Net increase in unrealized appreciation	316,455	1,551,784

Net increase (decrease) from operations	655,438	(6,307,719)

Share transactions:
Proceeds from sale of shares
Class A	255,537	947,790
Class C	600	13,350
Class Z	7,890,233	11,568,043
Cost of shares redeemed
Class A	(732,934)	(2,840,921)
Class C	(200,774)	(2,035,444)
Class Z	(422,349)	(2,419,724)

Net increase from shares transactions	6,790,313	5,233,094

Total increase (decrease) in net assets	7,445,751	(1,074,625)

Net Assets
Beginning of period	23,300,597	24,375,222

End of period	30,746,348	23,300,597

See accompanying Notes to Financial Statements.	15

STATEMENTS OF CHANGES IN NET ASSETS (continued)

NexPoint Funds I

	NexPoint Event Driven Fund

	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022
Class A:
Shares Sold	17,957	61,229
Shares Redeemed	(51,565)	(192,439)

Net decrease in fund shares	(33,608)	(131,210)

Class C:
Shares Sold	46	966
Shares Redeemed	(15,441)	(147,776)

Net decrease in fund shares	(15,395)	(146,810)

Class Z:
Shares Sold	524,793	741,160
Shares Redeemed	(28,265)	(156,824)

Net increase in fund shares	496,528	584,336

16	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

NexPoint Funds I

	NexPoint Merger Arbitrage Fund

	Six Months Ended December 31, 2022 (unaudited) ($)	Year Ended June 30, 2022 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	24,331,621	(7,451,277)
Net realized gain (loss)	(1,065,984)	16,803,204
Net increase in unrealized appreciation	4,503,649	2,103,059

Net increase from operations	27,769,286	11,454,986

Distributions:
Class A	(2,343,584)	(3,153,424)
Class C	(629,762)	(723,959)
Class Z	(31,650,532)	(22,041,363)
Return of capital:
Class A	—	(1,459,246)
Class C	—	(322,229)
Class Z	—	(12,356,734)

Total distributions	(34,623,878)	(40,056,955)

Decrease in net assets from operations	(6,854,592)	(28,601,969)

Share transactions:
Proceeds from sale of shares
Class A	12,396,679	54,832,199
Class C	5,541,961	18,102,040
Class Z	474,596,232	1,090,889,617
Value of distributions reinvested
Class A	2,026,382	4,094,918
Class C	592,085	1,018,725
Class Z	30,150,662	32,014,204
Cost of shares redeemed
Class A	(15,534,542)	(21,670,115)
Class C	(1,945,961)	(2,996,328)
Class Z	(265,257,904)	(176,784,277)

Net increase from shares transactions	242,565,594	999,500,983

Total increase in net assets	235,711,002	970,899,014

Net Assets
Beginning of period	1,180,594,042	209,695,028

End of period	1,416,305,044	1,180,594,042

See accompanying Notes to Financial Statements.	17

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

NexPoint Funds I

	NexPoint Merger Arbitrage Fund

	Six Months Ended December 31, 2022 (unaudited)	Year Ended June 30, 2022
Class A:
Shares Sold	632,865	2,750,616
Issued for distribution reinvested	104,238	207,027
Shares Redeemed	(793,372)	(1,082,317)

Net increase (decrease) in fund shares	(56,269)	1,875,326

Class C:
Shares Sold	290,680	926,712
Issued for distribution reinvested	31,255	52,803
Shares Redeemed	(102,008)	(152,507)

Net increase in fund shares	219,927	827,008

Class Z:
Shares Sold	23,789,426	53,672,622
Issued for distribution reinvested	1,522,058	1,596,252
Shares Redeemed	(13,311,033)	(8,726,036)

Net increase in fund shares	12,000,451	46,542,838

18	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Event Driven Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2022 (unaudited)		For the Years Ended June 30,
			2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$13.86		$18.27	$15.46	$14.11	$12.96	$11.61

Income from Investment Operations:

Net investment income (loss)(a)	0.25		(0.25)	(0.36)	(0.29)	(0.16)	(0.21)

Net realized and unrealized gain (loss)	0.14		(4.16)	3.17	1.64	1.31	1.62

Total from Investment Operations	0.39		(4.41)	2.81	1.35	1.15	1.41

Less Distributions Declared to shareholders:

From net investment income	—		—	—	—	—	(0.06)

Total distributions declared to shareholders	—		—	—	—	—	(0.06)

Net Asset Value, End of Period(b)	$14.25		$13.86	$18.27	$15.46	$14.11	$12.96

Total Return(b)(c)	2.81%		(24.14)%	18.18%	9.57%	8.71%	12.23%

Ratios to Average Net Assets / Supplemental Data:(d)(e)

Net Assets, End of Period (000’s)	$6,184		$6,479	$10,937	$9,401	$11,788	$16,573

Gross operating expenses(g)	3.35%		3.04%	2.62%	2.72%	2.24%	2.62%

Net investment income (loss)	3.55%		(1.70)%	(2.03)%	(2.03)%	(1.11)%	(1.79)%

Portfolio turnover rate	221	%(f)	676%	168%	51%	191%	489%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value (“NAV”) per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Not Annualized.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2022 (unaudited)	For the Years Ended June 30,
		2022	2021	2020	2019	2018

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.40%	2.27%	2.62%	2.72%	2.24%	2.62%

Interest expense and commitment fees	0.01%	0.03%	—%	—%	0.04%	0.32%

Dividends and fees on securities sold short	0.55%	0.20%	—%	—%	0.05%	0.19%

See accompanying Notes to Financial Statements.	19

FINANCIAL HIGHLIGHTS

NexPoint Event Driven Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2022 (unaudited)		For the Years Ended June 30,
			2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$12.71		$16.86	$14.36	$13.19	$12.19	$10.94

Income from Investment Operations:

Net investment income (loss)(a)	0.19		(0.33)	(0.44)	(0.35)	(0.23)	(0.27)

Net realized and unrealized gain (loss)	0.13		(3.82)	2.94	1.52	1.23	1.52

Total from Investment Operations	0.32		(4.15)	2.50	1.17	1.00	1.25

Less Distributions Declared to shareholders:

Total distributions declared to shareholders	—		—	—	—	—	—

Net Asset Value, End of Period(b)	$13.03		$12.71	$16.86	$14.36	$13.19	$12.19

Total Return(b)(c)	2.44%		(24.61)%	17.41%	8.87%	8.03%	11.43%

Ratios to Average Net Assets / Supplemental Data:(d)(e)

Net Assets, End of Period (000’s)	$2,355		$2,492	$5,781	$7,653	$11,157	$13,300

Gross operating expenses(g)	4.00%		3.68%	3.27%	3.37%	2.89%	3.28%

Net investment income (loss)	2.92%		(2.38)%	(2.69)%	(2.65)%	(1.74)%	(2.45)%

Portfolio turnover rate	221	%(f)	676%	168%	51%	191%	489%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value (“NAV”) per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Not Annualized.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2022 (unaudited)	For the Years Ended June 30,
		2022	2021	2020	2019	2018

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.05%	2.92%	3.27%	3.37%	2.89%	3.28%

Interest expense and commitment fees	0.01%	0.03%	—%	—%	0.04%	0.32%

Dividends and fees on securities sold short	0.55%	0.20%	—%	—%	0.05%	0.20%

20	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Event Driven Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2022 (unaudited)		For the Years Ended June 30,
			2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$14.55		$19.11	$16.12	$14.65	$13.41	$12.04

Income from Investment Operations:

Net investment income (loss)(a)	0.28		(0.18)	(0.31)	(0.23)	(0.10)	(0.19)

Net realized and unrealized gain (loss)	0.16		(4.38)	3.30	1.70	1.34	1.69

Total from Investment Operations	0.44		(4.56)	2.99	1.47	1.24	1.50

Less Distributions Declared to shareholders:

From net investment income	—		—	—	—	—	(0.13)

Total distributions declared to shareholders	—		—	—	—	—	(0.13)

Net Asset Value, End of Period(b)	$14.99		$14.55	$19.11	$16.12	$14.65	$13.41

Total Return(b)(c)	3.02%		(23.86)%	18.55%	10.03%	9.09%	12.58%

Ratios to Average Net Assets / Supplemental Data:(d)(e)

Net Assets, End of Period (000’s)	$22,207		$14,329	$7,657	$7,348	$21,244	$26,677

Gross operating expenses(g)	3.00%		2.68%	2.27%	2.37%	1.89%	2.34%

Net investment income (loss)	3.70%		(1.20)%	(1.68)%	(1.54)%	(0.69)%	(1.52)%

Portfolio turnover rate	221	%(f)	676%	168%	51%	191%	489%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value (“NAV”) per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Not Annualized.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2022 (unaudited)	For the Years Ended June 30,
		2022	2021	2020	2019	2018

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.05%	1.92%	2.27%	2.37%	1.89%	2.34%

Interest expense and commitment fees	0.01%	0.03%	—%	—%	0.04%	0.32%

Dividends and fees on securities sold short	0.55%	0.20%	—%	—%	0.05%	0.26%

See accompanying Notes to Financial Statements.	21

FINANCIAL HIGHLIGHTS

NexPoint Merger Arbitrage Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2022 (unaudited)		For the Years Ended June 30,
			2022	2021	2020	2019	2018(a)

Net Asset Value, Beginning of Period	$19.53		$20.25	$19.86	$18.49	$20.75	$21.65

Income from Investment Operations:

Net investment income (loss)(b)	0.33		(0.22)	0.02	(0.29)	0.62	(0.20)

Net realized and unrealized gain	0.04		0.69	1.53	1.72	0.47	0.70

Total from Investment Operations	0.37		0.47	1.55	1.43	1.09	0.50

Less Distributions Declared to shareholders:

From net investment income	(0.47)		(0.36)	—	—	(1.63)	(1.07)

From net realized gains	—		(0.47)	(1.16)	(0.06)	(0.71)	(0.33)

From return of capital	—		(0.36)	—	—	(1.01)	—

Total distributions declared to shareholders	(0.47)		(1.19)	(1.16)	(0.06)	(3.35)	(1.40)

Net Asset Value, End of period(c)	$19.43		$19.53	$20.25	$19.86	$18.49	$20.75

Total Return(c)(d)	1.91%		2.39%	8.02%	7.76%	5.72%	2.53%

Ratios to Average Net Assets / Supplemental Data:(e)(f)

Net Assets, End of Period (000’s)	$97,753		$99,317	$65,019	$11,201	$1,141	$1,019

Gross operating expenses(h)	2.23%		2.40%	2.69%	3.69%	5.31%	4.77%

Net investment income (loss)	3.32%		(1.09)%	0.12%	(1.50)%	3.20%	(0.98)%

Portfolio turnover rate	234	%(g)	646%	893%	958%	712%	401%

(a)	For the year ended December 31, 2017, the NexPoint Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)

The Net Asset Value (“NAV”) per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Not Annualized.
(h)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2022 (unaudited)	For the Years Ended June 30,
		2022	2021	2020	2019	2018(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.16%	2.17%	2.32%	2.76%	4.45%	3.97%

Interest expense and commitment fees	—%	0.05%	0.12%	0.18%	0.73%	0.65%

Dividends and fees on securities sold short	0.33%	0.27%	0.28%	0.67%	2.01%	1.38%

Distribution fees and amortized merger costs	0.35%	0.35%	0.42%	0.41%	0.21%	0.54%

22	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Merger Arbitrage Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2022 (unaudited)		For the Years Ended June 30,
			2022	2021		2020	2019	2018(a)

Net Asset Value, Beginning of Period	$19.03		$19.82	$19.58		$18.36	$20.65	$21.52

Income from Investment Operations:

Net investment income (loss)(b)	0.25		(0.37)	(0.09	)(c)	(0.12)	0.56	(0.39)

Net realized and unrealized gain	0.06		0.69	1.49		1.40	0.39	0.77

Total from Investment Operations	0.31		0.32	1.40		1.28	0.95	0.38

Less Distributions Declared to shareholders:

From net investment income	(0.41)		(0.33)	—		—	(1.56)	(0.92)

From net realized gains	—		(0.47)	(1.16)		(0.06)	(0.71)	(0.33)

From return of capital	—		(0.31)	—		—	(0.97)	—

Total distributions declared to shareholders	(0.41)		(1.11)	(1.16)		(0.06)	(3.24)	(1.25)

Net Asset Value, End of period(d)	$18.93		$19.03	$19.82		$19.58	$18.36	$20.65

Total Return(d)(e)	1.60%		1.68%	7.34%		7.00%	5.00%	1.95%

Ratios to Average Net Assets / Supplemental Data:(f)(g)

Net Assets, End of Period (000’s)	$30,212		$26,195	$10,886		$6,472	$999	$1,321

Gross operating expenses(i)	2.88%		3.05%	3.34%		4.34%	5.90%	5.51%

Net investment income (loss)	2.63%		(1.89)%	(0.44)%		(0.63)%	2.88%	(1.88)%

Portfolio turnover rate	234	%(h)	646%	893%		958%	712%	401%

(a)	For the year ended December 31, 2017, the NexPoint Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	The per share amount for net investment income (loss) between classes does not accord the aggregate net investment income for the period due to the size of Class C relative to the other classes.
(d)

The Net Asset Value (“NAV”) per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(e)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Includes dividends and fees on securities sold short.
(h)	Not Annualized.
(i)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2022 (unaudited)	For the Years Ended June 30,
		2022	2021	2020	2019	2018(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.81%	2.82%	2.97%	3.41%	5.13%	4.72%

Interest expense and commitment fees	—%	0.05%	0.12%	0.18%	0.73%	0.65%

Dividends and fees on securities sold short	0.33%	0.27%	0.28%	0.67%	2.01%	1.53%

Distribution fees and amortized merger costs	1.00%	1.00%	1.07%	1.06%	0.89%	1.04%

See accompanying Notes to Financial Statements.	23

FINANCIAL HIGHLIGHTS

NexPoint Merger Arbitrage Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2022 (unaudited)		For the Years Ended June 30,
			2022	2021	2020	2019	2018(a)

Net Asset Value, Beginning of Period	$19.89		$20.58	$20.09	$18.65	$20.95	$21.76

Income from Investment Operations:

Net investment income (loss)(b)	0.37		(0.25)	0.09	(0.26)	0.86	(0.18)

Net realized and unrealized gain	0.06		0.80	1.56	1.76	0.30	0.77

Total from Investment Operations	0.43		0.55	1.65	1.50	1.16	0.59

Less Distributions Declared to shareholders:

From net investment income	(0.51)		(0.40)	—	—	(1.70)	(1.07)

From net realized gains	—		(0.47)	(1.16)	(0.06)	(0.71)	(0.33)

From return of capital	—		(0.37)	—	—	(1.05)	—

Total distributions declared to shareholders	(0.51)		(1.24)	(1.16)	(0.06)	(3.46)	(1.40)

Net Asset Value, End of period(c)	$19.81		$19.89	$20.58	$20.09	$18.65	$20.95

Total Return(c)(d)	2.10%		2.74%	8.43%	8.07%	6.07%	2.93%

Ratios to Average Net Assets / Supplemental Data:(e)(f)

Net Assets, End of Period (000’s)	$1,288,340		$1,055,082	$133,790	$47,740	$27,187	$36,130

Gross operating expenses(h)	1.88%		2.05%	2.34%	3.34%	4.99%	4.59%

Net investment income (loss)	3.66%		(1.24)%	0.43%	(1.36)%	4.30%	(0.88)%

Portfolio turnover rate	234	%(g)	646%	893%	958%	712%	401%

(a)	For the year ended December 31, 2017, the NexPoint Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)

The Net Asset Value (“NAV”) per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Not Annualized.
(h)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2022 (unaudited)	For the Years Ended June 30,
		2022	2021	2020	2019	2018(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.81%	1.82%	1.97%	2.41%	4.25%	3.80%

Interest expense and commitment fees	—%	0.05%	0.12%	0.18%	0.73%	0.65%

Dividends and fees on securities sold short	0.33%	0.27%	0.28%	0.67%	2.01%	1.63%

Distribution fees and amortized merger costs	—%	—%	0.07%	0.06%	0.01%	0.02%

24	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

December 31, 2022	NexPoint Funds I

Note 1. Organization

NexPoint Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with three portfolios that were offered as of December 31, 2022, each of which is non-diversified. This report includes information for the six months ended December 31, 2022, for NexPoint Event Driven Fund (the “Event Driven Fund”) (formerly Highland Healthcare Opportunities Fund) and NexPoint Merger Arbitrage Fund (the “Merger Arbitrage Fund”) (each a “Fund” and, collectively, the “Funds”). Highland/iBoxx Senior Loan ETF is reported separately.

On September 15, 2022, the Board of Trustees (the “Board”) of Highland Funds I approved a change of the Trust’s name from Highland Funds I to the NexPoint Funds I.

Fund Shares

Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund currently offers the following three share classes to investors, Class A, Class C, and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A and Class C Shares may be subject to a contingent deferred sales charge. Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.

Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Event Driven Fund	5.50
Merger Arbitrage Fund	5.50

There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Funds’ prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that follow the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require NexPoint Asset Management, L.P. (formerly Highland Capital Management Fund Advisors, L.P.) (“NexPoint” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

Each Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund are allocated pro rata among the Funds and their share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated NexPoint as the Funds’ valuation designee to perform the fair valuation determination for securities and other assets held by the Funds. NexPoint acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations.

Semi-Annual Report	25

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

The Funds’ investments are recorded at fair value. In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by NexPoint and approved by the Funds’ Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that NexPoint has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available, or for which the Funds have determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ net asset value, will be valued by the Funds at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Valuation Commitee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds. The NAV shown in the Funds’ financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its

26	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2022, the Funds’ investments consisted of common stocks, preferred stocks, repurchase agreements, special purpose acquisition companies, cash equivalents, rights, warrants, securities sold short, equity swaps, forward foreign currency contracts and options.

The fair value of the Funds’ common stocks, preferred stocks, other registered investment companies, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund’s assets and liabilities as of December 31, 2022 is as follows:

	Total value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Event Driven Fund
Assets
Common Stock(1)	$27,879,989	$27,879,989	$—	$—
U.S. Senior Loans	917,873	—	—	917,873
Preferred Stock	287,736	—	287,736	–	(2)
Exchange-Traded Fund	137,200	137,200	—	—
Rights	3,419	3,419	—	—
Repurchase Agreements	840,511	840,511	—	—
Cash Equivalents	1,096,833	1,096,833	—	—
Other Financial Instruments
Total Return Swaps(3)	13,989	13,989	—	—
Forward Foreign Currency Contracts(3)	42,388	—	42,388	—

Total Assets	31,219,938	29,971,941	330,124	917,873

Liabilities
Securities Sold Short
Common Stock(1)	(1,633,959)	(1,633,959)	—	—
Other Financial Instruments
Written Call Options	(24,465)	(24,465)	—	—
Forward Foreign Currency Contracts(3)	(16,631)	—	(16,631)	—

Total Liabilities	(1,675,055)	(1,658,424)	(16,631)	—

Total	$29,544,883	$28,313,517	$313,493	$917,873

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes Amino, Inc. which is held at a value of zero.
(3)	Swaps and Forward Foreign Currency Contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Semi-Annual Report	27

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

	Total value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(1)
Merger Arbitrage Fund
Assets
Common Stock(2)	$1,090,287,804	$1,090,287,804	$—	$—
Asset-Backed Securities	92,793,137	92,793,137	—	—
Special Purpose Acquisition Companies	24,930,230	24,930,230	—	—
Corporate Bonds & Notes	7,560,031	—	7,560,031	—
Rights	176,967	174,916	—	2,051
Purchased Call Options	75	75	—	—
Warrants	118,966	—	118,966	—
Preferred Stock	—	—	—	—	(3)
Repurchase Agreements	25,488,167	25,488,167	—	—
Cash Equivalents	78,659,150	78,659,150	—	—
Other Financial Instruments
Total Return Swaps(4)	470,645	470,645	—	—
Forward Foreign Currency Contracts(4)	1,491,865	—	1,491,865	—

Total Assets	1,321,977,037	1,312,804,124	9,170,862	2,051

Liabilities
Securities Sold Short
Common Stock(2)	(42,992,817)	(42,992,817)	—	—
Other Financial Instruments
Written Call Options	(991,675)	(991,675)	—	—
Forward Foreign Currency Contracts(4)	(607,444)	—	(607,444)	—

Total Liabilities	(44,591,936)	(43,984,492)	(607,444)	—

Total	$1,277,385,101	$1,268,819,632	$8,563,418	$2,051

(1)

A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

(2)	See Investment Portfolio detail for industry breakout.
(3)	This category includes Amino, Inc. which is held at a value of zero.
(4)	Swaps and Forward Foreign Currency Contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Merger Arbitrage Fund had no transfers in or out of Level 3.

The tables below set forth a summary of changes in the Event Driven Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the six months ended December 31, 2022. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable.

	Balance as of June 30, 2022	Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Net Purchases	Net (Sales)	Balance as of December 31, 2022	Change in Unrealized Appreciation (Depreciation) From Investments Held at December 31, 2022
Event Driven Fund
U.S. Senior Loan	$—	$—	$—	$6,260	$—	$(160,241)	$1,071,854	$—	$917,873	$(160,241)
Preferred Stock	—	—	—	—	—	—	—	—	—	—

Total	$—	$—	$—	$6,260	$—	$(160,241)	$1,071,854	$—	$917,873	$(160,241)

28	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable.

Category	Market Value at 12/31/2022	Valuation Technique	Unobservable Inputs	Input Value(s)
Event Driven Fund
U.S. Senior Loan	$917,873	Third Party Indication of Value	Broker Quote	Various
Preferred Stock	—	Black-Scholes	Long-Term Volatility	—

Total	$917,873

Certain Illiquid Positions Classified as Level 3

As of December 31, 2022, the Event Driven Fund and Merger Arbitrage Fund held an investment in the preferred stock of AMINO, Inc. (“AMINO”) valued at $0, or 0.0% of net assets. AMINO owns and operates a website that allows users to find doctors, compare experiences, and book an appointment in the United States.

The Funds may hold other illiquid positions that are classified as Level 3 that are not described here. Please see Note 7 for additional disclosure of risks from investments in illiquid securities.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Investment Adviser has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Event Driven Fund and Merger Arbitrage Fund intend to pay distributions from net investment income, if any, on an annual basis.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and restricted cash held at broker(s).

Semi-Annual Report	29

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

Cash and Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Funds also consider money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for each of the Funds. Cash held as collateral for securities sold short is classified as restricted cash on each Fund’s Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $1,410,829 and $57,884,172 was held with the broker for the Event Driven Fund and Merger Arbitrage Fund, respectively. Additionally, securities valued at $11,397,006 and $256,065,702 were posted in the Event Driven Fund and Merger Arbitrage Fund’s segregated accounts as collateral, respectively. A Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Funds are subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or

30	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

During the six months ended December 31, 2022, the Event Driven Fund and Merger Arbitrage Fund did not invest in futures contracts.

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the six months ended December 31, 2022, the Event Driven Fund and the Merger Arbitrage Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of these Funds.

Swap Contracts

The Funds may use swaps as part of its investment strategy or to manage their exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statements of Operations and Changes in Net Assets as realized gains or losses, respectively. As of December 31, 2022, the Event Driven Fund and the Merger Arbitrage Fund were party to open swap contracts having a net fair value of $13,989 and $470,645, respectively.

Forward Foreign Currency Contracts

The Funds may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies. A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by a Fund as unrealized gain or loss. A Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2022, the Event Driven Fund and the Merger Arbitrage Fund had open forward foreign currency contracts.

Semi-Annual Report	31

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

Additional Derivative Information

The Funds are required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Funds related to the derivatives.

The fair value of derivative instruments on the Statements of Assets and Liabilities have the following risk exposure at December 31, 2022:

	Fair Value
Fund	Asset Derivative		Liability Derivative
Event Driven Fund
Equity Price Risk	$13,989	(1)	$(24,465	)(3)
Foreign Exchange Risk	42,388	(1)	(16,631	)(1)
Merger Arbitrage Fund
Equity Price Risk	$470,720	(1)(2)	$(991,675	)(3)
Foreign Exchange Risk	1,491,865	(1)	607,444	(1)

(1)	Statement of Assets and Liabilities location: Unrealized gains on swap contracts and forward foreign currency contracts.
(2)	Statement of Assets and Liabilities location: Investments, at value. Purchased options only.
(3)	Statement of Assets and Liabilities location: Written options contracts, at value.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds. Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported in restricted cash on the Statements of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The following tables present derivative instruments that are subject to enforceable netting arrangements as of December 31, 2022:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets & Liabilities	Gross Amounts of Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instrument	Cash Collateral Received(1)	Net Amount
Event Driven Fund
Swaps - Assets	$13,989	$—	$13,989	$—	$—	$13,989
Forward Currency Contracts - Assets	42,388	—	16,631	—	—	25,757

32	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets & Liabilities	Gross Amounts of Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instrument	Cash Collateral Received(1)	Net Amount
Merger Arbitrage Fund
Swaps - Assets	$470,645	$—	$470,645	$—	$—	$470,645
Forward Currency Contracts - Assets	1,491,865	—	607,444	—	—	884,421

(1)

For some counterparties, collateral exceeds the amounts presented in the Statement of Assets and Liabilities adjusted for counterparty netting. Where this is the case, collateral reported is limited to the amounts presented in the Statement of Assets and Liabilities adjusted for counterparty netting. As a result, the net amount presented above may not represent counterparty exposure.

The effect of derivative instruments on the Statements of Operations for the six months ended December 31, 2022, is as follows:

	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Event Driven Fund
Equity Price Risk	$(35,261	)(1)(2)(3)	$49,225	(5)(6)(7)
Foreign Exchange Risk	(159,172	) (4)	25,757	(8)
Merger Arbitrage Fund
Equity Price Risk	$2,633,994	(1)(2)(3)	$(914,002	)(5)(6)(7)
Foreign Exchange Risk	(3,104,220	)(4)	884,421	(8)

(1)	Statement of Operations location: Realized gain (loss) on investments. Purchased options contracts only.
(2)	Statement of Operations location: Realized gain (loss) on written option contracts.
(3)	Statement of Operations location: Realized gain (loss) on swap contracts.
(4)	Statement of Operations location: Realized gain (loss) on Forward foreign currency contracts.
(5)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on investments. Purchased option contracts only.
(6)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on written options contracts.
(7)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on swap contracts.
(8)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on Forward foreign currency contracts.

The average monthly volume of derivative activity for the six months ended December 31, 2022 is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Event Driven Fund
Purchased Options Contracts	9	$28
Swap Contracts(1)	—	(1,258)
Written Options Contracts	(54)	(7,342)
Forward foreign currency contracts(1)	—	(16,267)
Merger Arbitrage Fund
Purchased Options Contracts	58	$3,316
Swap Contracts(1)	—	284,768
Written Options Contracts	(2,432)	(314,669)
Forward foreign currency contracts(1)	—	(249,430)

(1)	Swap Contracts and Forward foreign currency contracts average monthly volume are calculated using Appreciation/(Depreciation).

Amounts designated as “—” are $0.

Note 4. Securities Lending

Effective January, 7, 2020, the Investment Adviser entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Funds under the Securities Lending Agreement (“SLA”), which permits a Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

Semi-Annual Report	33

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

The following is a summary of securities lending agreements held by the Funds, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of December 31, 2022:

	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Value of Non-Cash Collateral Received(1)	Net Amount
Event Driven Fund	$816,787	$816,787	$—	$—
Merger Arbitrage Fund	$24,938,939	$24,938,939	$—	$—

(1)	Collateral received in excess of fair value of securities on loan in not presented in this table. The total collateral received by the Funds is disclosed in the Statements of Assets and Liabilities.

The value of loaned securities and related collateral outstanding at December 31, 2022 are shown in the Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2022, the cash collateral was invested in repurchase agreements and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the Agreements, as of December 31, 2022

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Event Driven Fund
Repurchase Agreements	$840,511	$—	$—	$—	$840,511
U.S. Government Securities	—	—	—	—	—

Total	$840,511	$—	$—	$—	$840,511

Merger Arbitrage Fund
Repurchase Agreements	$25,488,167	$—	$—	$—	$25,488,167
U.S. Government Securities	—	—	—	86,855	86,855

Total	$25,488,167	$—	$—	$86,855	$25,575,022

Amounts designated as “—” are $0.

Each Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Funds would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash in repurchase agreements and money market accounts. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLA, which would provide the right, in the event of default

34	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

(including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, deferred losses from unsettled short transactions, capitalized dividend, passive foreign investment company, swap income, constructive sale gain, defaulted bonds, tax treatment of net operating loss and different treatment for gains and losses on paydowns for tax purposes. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

At June 30, 2022, the Funds’ most recent tax year end, components of distributable earnings (accumulated losses) on a tax basis is as follows:

	Undistributed Income	Undistributed Long-Term Capital Gain	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)	Total Accumulated Losses
Event Driven Fund	$—	$—	$(6,418)	$(181,159,404)	$(3,957,035)	$(185,122,857)
Merger Arbitrage Fund	—	—	6,988,554	(15,651,427)	(13,561)	(8,676,434)

(1)	Other temporary differences are comprised of organizational expenses and remaining capital loss carryover subject to annual limitation.

At June 30, 2022, the respective Funds had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains. For Merger Arbitrage Fund the capital loss carryover may be subject to annual limitations.

Fund	No Expiration Short-Term	No Expiration Long- Term	Total
Event Driven Fund	$170,776,420	$10,217,028	$180,993,448
Merger Arbitrage Fund	6,988,149	—	6,988,149

For fiscal ended June 30, 2022, Merger Arbitrage Fund utilized capital losses carryover from prior years in the amount of $474,307.

The tax character of distributions paid during the years ended June 30 is as follows:

	Distributions Paid From:
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Event Driven Fund
2022	$—	$—	$—	—
2021	—	—	—	—
Merger Arbitrage Fund
2022	$20,620,945	$5,297,801	$14,138,209	$40,056,955
2021	3,471,777	93,462	—	3,565,239

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Semi-Annual Report	35

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

The Federal tax cost and gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at December 31, 2022 were as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Federal Tax Cost
Event Driven Fund	$322,536	$(3,934,612)	$(3,612,076)	$34,775,637
Merger Arbitrage Fund	11,702,071	(7,229,068)	4,473,003	1,315,541,524

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Late year ordinary losses realized on investment transactions from January 1, 2022 through June 30, 2022 and Late year specified losses from November 1, 2021 to June 30, 2022. For the fiscal year ended June 30, 2022, the Funds elected to defer the following losses:

Fund	Realized Capital Losses	Ordinary Losses
Event Driven Fund	$—	$165,956
Merger Arbitrage Fund	—	8,663,278

Note 6. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

For its investment advisory services, each Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows each Fund’s contractual advisory fee with the Investment Adviser for the six months ended December 31, 2022:

Fund	Annual Advisory Fee Rate to the Investment Adviser
Event Driven Fund	1.00%
Merger Arbitrage Fund	1.00%

Administration Fees

NexPoint provides administration services to the Event Driven Fund and the Merger Arbitrage Fund for a monthly administration fee effective December 15, 2011 and October 25, 2021, respectively. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets. Under a separate sub-administration agreement, dated July 23, 2018 and June 29, 2020 for Event Driven Fund and the Merger Arbitrage Fund, respectively, HCMFA delegates certain administrative functions and pays SEI Investments Global Funds Services (the “Sub-Administrator”) a portion of the fees it receives from each Fund.

Service and Distribution Fees

NexPoint Securities, Inc. (the “Underwriter”), serves as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the six months ended December 31, 2022, the Underwriter received $— and $— of front end sales charges for Class A Shares of the Event Driven Fund and the Merger Arbitrage Fund, respectively. The Underwriter did not receive CDSC fees for Class C Shares of the Event Driven Fund and the Merger Arbitrage Fund.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) for Class A Shares and Class C Shares of the Funds, which requires the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Fund	Class A Shares	Class C Shares
Event Driven Fund	0.35%	1.00%
Merger Arbitrage Fund	0.35%	1.00%

For the six months ended December 31, 2022, the Distribution and Service fees, which are included on the Statements of Operations for each class, were as follows:

Fund	Class A Fees	Class C Fees
Event Driven Fund	$11,138	$12,412
Merger Arbitrage Fund	172,654	143,405

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NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

Expense Limits and Fee Reimbursements

Effective November 1, 2021 for the Event Driven Fund, the Investment Adviser contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 1.50% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2023, and may not be terminated prior to this date without the action or consent of the Board of Trustees. For Merger Arbitrage Fund, the Investment Adviser contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 1.54% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2023, and may not be terminated prior to this date without the action or consent of the Board of Trustees.

There can be no assurance that these fee reductions will be sufficient to avoid any loss. On December 31, 2022, the amounts subject to possible future recoupment under the Fund’s expense limitations were as follows:

	Six Months Ended December 31, 2022
	2024	2025	2026
Event Driven Fund	$—	$182,078	$238,310
Merger Arbitrage Fund	$365,859	$1,406,169	$942,432

During the six months ended December 31, 2022, the Investment Adviser did not recoup any amounts previously waived or reimbursed. During the six months ended December 31, 2022, Merger Arbitrage Fund had $— of fees previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expire.

Fees Paid to Officers and Trustees

Each Trustee who oversees all of the funds in the NexPoint Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the NexPoint Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such Trustee. The Chairman of the Audit Committee and the Chairman of the Board each receive an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The “NexPoint Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this report and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are each advised by the Investment Adviser or its affiliated advisers.

The Funds pay no compensation to their officers.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Note 7. Disclosure of Significant Risks and Contingencies

The Funds’ investments expose the Funds to various risks, certain of which are discussed below. Please refer to each Fund’s prospectus and statement of additional information for a full listing of risks associated with each Fund’s investments.

Asset-Backed Securities Risk

The risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Funds could lose money if there are defaults on the loans underlying these securities.

Biotechnology Industry Risk

The risk that the Fund’s investments in biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs and may be valued based on the potential or actual performance of a limited number of products. A biotechnology company’s valuation could be affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies involved in the biotechnology sector have been and will likely continue to be extremely volatile.

Convertible Securities Risk

The risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

Semi-Annual Report	37

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covenant-Lite Loans Risk

Loans in which the Fund invests include covenant-lite loans, which carry more risk to the lender than traditional loans as they may contain fewer or less restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower-friendly characteristics. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.

Credit Risk

The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Funds’ net asset value and the market price of the Funds’ shares.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Funds seek exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested,

(4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Funds’ ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Funds’ ability to pursue its investment objective through the use of such instruments.

Emerging Markets Risk

The risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Funds invest in shares of another investment company.

Extension Risk

The risk that when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Financial Services Industry Risk

The risk associated with the fact that the Funds’ investments in senior loans (“Senior Loans”) are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. The financial services industry is subject to extensive government regulation, which can limit both the

38	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Investment Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Financial Services Sector Risk

The risk associated with investments in the financial services sector. Such investments may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.

Fixed Income Market Risk

The risk that fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Funds may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.

Hedging Risk

Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if a fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid and Restricted Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Funds’ expense, the Funds’ expenses would be increased.

Industry and Sector Focus Risk

The risk that issuers in an industry or sector can react similarly to market, economic, political, regulatory, geopolitical, and other conditions. If the Investment Adviser invests a significant percentage of the Funds’ assets in issuers within an industry or sector, the Funds’ performance may be affected by conditions in that industry or sector.

Information Technology Sector Risk

The risk that the Fund may be impacted by risks faced by companies in the information technology sector. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Funds can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities

Semi-Annual Report	39

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leverage Risk

Each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

Lender Liability Risk

A number of judicial decisions have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Investment Adviser could be subject to such liability.

LIBOR Transition and Associated Risk

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR has historically been the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants have transitioned or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication date. Additionally, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate (“SOFR”), the future utilization of LIBOR or of any particular replacement rate remains uncertain.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. While the transition process away from LIBOR has become increasingly well-defined in advance of the expected LIBOR cessation dates, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Furthermore, the risks associated with the cessation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to alternative reference rates is not completed in a timely manner. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or

40	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

market value of securities that use LIBOR as a benchmark interest rate.

Limited Information Risk

The risk associated with the fact that the types of Senior Loans in which the Funds will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Funds will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Funds and its ability to meet its investment objective is more dependent on the analytical ability of the Investment Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Liquidity Risk

The risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Funds from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Funds consider such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Management Risk

The risk associated with the fact that the Funds rely on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Funds hold, which may result in a decline in the value of fund shares and failure to achieve its investment objective. The Funds’ portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Merger Arbitrage and Event-Driven Risk

The risk that the Investment Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Investment Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money. The Fund’s expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Accordingly, the Fund may underperform the broad equity markets under certain market conditions, such as during periods when there has been rapid appreciation in the equity markets. The Fund may also underperform the broad equity markets if it holds a significant portion of its assets in cash and money market instruments for an extended period of time due to a lack of merger arbitrage opportunities.

Mid-Cap Company Risk

The risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Non-Diversification Risk

The risk that an investment in the Funds could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Funds may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Funds’ investments in fewer issuers may result in the Funds’ shares being more sensitive to the economic results of those issuers. An investment in the Funds could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk

The risk of non-payment of scheduled interest and/or principal with respect to debt instruments. Non-payment would result in a reduction of income to the Funds, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Funds.

Non-U.S. Securities Risk

Non-U.S. securities risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different

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NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

accounting, auditing and financial recordkeeping standards and requirements) that may result in each Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce each Funds’ yield on any such securities.

Ongoing Monitoring Risk

The risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Funds. Unless, under the terms of the loan, the Funds have direct recourse against the Borrower, the Funds may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Operational and Technology Risk

The risk that cyberattacks, disruptions, or failures that affect the Funds’ service providers, counterparties, market participants, or issuers of securities held by the Funds may adversely affect the Funds and its shareholders, including by causing losses for the Funds or impairing Fund operations.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a fund writes a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When a fund writes a covered put option, the fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Funds’ potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Funds risk a loss equal to the entire exercise price of the option minus the put premium.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel corona-virus was first detected in China in late 2019 and subsequently spread globally (“COVID-19”). This coronavirus has resulted in and may continue to result in the closing of borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted and may continue to result in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other preexisting political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and impact the Fund’s ability to complete repurchase requests. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

The United States responded to the coronavirus pandemic and resulting economic distress with fiscal and monetary stimulus packages, including the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) passed in late March 2020. The CARES Act provides for over $2.2 trillion in resources to small businesses, state and local governments, and individuals adversely impacted by the COVID-19

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December 31, 2022	NexPoint Funds I

pandemic. In late December 2020, the government also passed a spending bill that included $900 billion in stimulus relief for the COVID-19 pandemic. Further, in March 2021, the government passed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus bill to accelerate the United States’ recovery from the economic and health effects of the COVID-19 pandemic. In addition, in mid-March 2020, the U.S. Federal Reserve (the “Fed”) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, which added $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. In addition, the Fed extended credit to small- and medium-sized businesses. As the Fed “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Fed raises the federal funds rate, there is a risk that interest rates will rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of a fund’s investments, and the fund’s NAV, to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the fund’s performance. There is no assurance that the U.S. government’s support in response to COVID-19 economic distress will offset the adverse impact to securities in which the Fund may invest and future governmental support is not guaranteed.

Payment-in-Kind (“PIK”) Securities Risk

The risk that the value of PIK securities held by the Fund may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Funds may be forced to liquidate other securities in order to make the required distribution.

Portfolio Turnover Risk

The risk that the Funds’ high portfolio turnover will increase the Funds’ transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Prepayment Risk

The risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Funds to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Funds’ shares.

Regulatory Risk

The risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Funds may be adversely affected.

Risk of Substantial Redemptions

The risk that if substantial numbers of shares in the Funds were to be redeemed at the same time or at approximately the same time, the Funds might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Funds might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk

The Funds may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Funds, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market Risk

The risk that the value of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Funds.

Shareholder Concentration Risk

The risk that large redemptions by a small number of large shareholders can harm remaining shareholders. Particularly large redemptions may affect asset allocation decisions and could adversely impact remaining Fund shareholders. Due to

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NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	NexPoint Funds I

the ongoing liquidation of the Fund, certain material shareholders hold large amounts of shares of the Fund.

Short Sales Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Small-Cap Company Risk

The risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Special Purpose Acquisition Companies Risk

A Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in an SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Swaps Risk

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Funds’ direct investments in securities.

Transactions in swaps can involve greater risks than if a Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if a Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be

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December 31, 2022	NexPoint Funds I

economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Investment Adviser’s use of swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Tax Risk

The risk that the U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including identifying deferred losses from wash sales or realized gains from constructive sales, among other issues. Such uncertainty may cause the Fund to be exposed to unexpected tax liability.

Technology Sector Risk

The risk associated with investments in the technology sector. Technology related companies are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many technology companies have limited operating histories.

Telecommunications Sector Risk

The risk that the Fund may be impacted by risks faced by companies in the telecommunications services industry, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and new services using new technology; and technological innovations that may make various products and services obsolete.

Undervalued Stocks Risk

The risk that an undervalued stock may decrease in price or may not increase in price as anticipated by the Investment Adviser if other investors fail to recognize the company’s value or the factors that the Investment Adviser believes will cause the stock price to increase do not occur.

Note 8. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the six months ended December 31, 2022, were as follows:

	U.S Government Securities(1)		Other Securities
	Purchases	Sales	Purchases	Sales
Event Driven Fund	$—	$—	$49,563,512	$59,078,279
Merger Arbitrage Fund	—	—	$2,231,665,809	$2,676,005,505

(1)	The Funds did not have any purchases or sales of U.S. Government Securities for the six months ended December 31, 2022.

Note 9. Other Matters

HCMFA has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which HCMFA will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Investment Adviser, and not the Funds, will compensate all Investment Adviser and Skyview personnel who provide services to the Fund.

Effective July 12, 2022, certain Skyview personnel became dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Fund, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

Note 10. Indemnification

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may rise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds may enter into contracts with service providers that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is

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NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)

December 31, 2022	NexPoint Funds I

dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

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ADDITIONAL INFORMATION (unaudited)

December 31, 2022	NexPoint Funds I

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period July 1, 2022 through December 31, 2022, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratios(1)	Expenses Paid During Period(2)

NexPoint Event Driven Fund
Actual Fund Return
Class A	$1,000.00	$1,028.10	2.40%	$12.27
Class C	1,000.00	1,024.40	3.05	15.56
Class Z	1,000.00	1,030.20	2.05	10.49
Hypothetical
Class A	$1,000.00	$1,013.11	2.40%	$12.18
Class C	1,000.00	1,009.83	3.05	15.45
Class Z	1,000.00	1,014.87	2.05	10.41

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ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	NexPoint Funds I

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratios(1)	Expenses Paid During Period(2)

NexPoint Merger Arbitrage Fund
Actual Fund Return
Class A	$1,000.00	$1,019.10	2.16%	$10.99
Class C	1,000.00	1,016.00	2.81	14.28
Class Z	1,000.00	1,021.00	1.81	9.22
Hypothetical
Class A	$1,000.00	$1,014.32	2.16%	$10.97
Class C	1,000.00	1,011.04	2.81	14.24
Class Z	1,000.00	1,016.08	1.81	9.20

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)

Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (184/365).

Approval of the Investment Advisory Agreements

The Trust has retained NexPoint Asset Management, L.P. (the “Investment Adviser”) to manage the assets of each Fund pursuant to an investment advisory agreements between the Investment Adviser and NFI with respect to each such Fund (the “Agreements”). The Agreements have been approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees. Each Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of each Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of each Fund casting votes virtually at a meeting called for such purpose.

During a virtual meeting with the Investment Adviser held on August 19, 2022, and separately with independent counsel on September 1, 2022, the Board of Trustees considered information bearing on the continuation of the Agreements for an additional one-year period with respect to the Funds. The Board of Trustees further discussed and considered information with respect to the continuation of the Agreements at Board meetings held in person on September 15-16, 2022 and virtual on September 28, 2022.

On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. Following in person and virtual review and discussion of the Agreement and information provided by the Investment Adviser discussed above, at a virtual meeting held on October 21, 2022, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreements for a one-year period commencing on November 1, 2022. As part of its review process, the Board of Trustees requested, through Fund counsel and independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of each Agreement to the Investment Adviser; (2) information on the advisory, legal and compliance personnel of the Investment Adviser, including ongoing updates regarding the Highland Capital Management L.P. (“HCMLP”) bankruptcy; (3) information regarding the role of Skyview Group (“Skyview”) as a service provider to the Investment Adviser pursuant to the services agreement between Skyview and the Investment Adviser (the “Skyview Services Agreement”) to assist the Investment Adviser in providing certain services to the Funds pursuant to the Agreements and the Administration the Services Agreement between the Investment Adviser and the Funds, as well as information regarding the Investment Adviser’s oversight role over Skyview; (4) information on the internal compliance procedures of each of the Investment Adviser, including policies and procedures for personal securities transactions, conflicts of interest and with respect to cybersecurity, business continuity and disaster recovery; (5) comparative information showing how the Funds’ fees and operating expenses compare to those of other accounts of the Investment Adviser, if any, with investment strategies similar to those of the Funds; (6) information on the investment performance of each Fund, including comparisons of each Fund’s performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Funds; (7) information regarding brokerage and portfolio transactions; and (8) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser, including potential claims in the HCMLP bankruptcy. After the August 2022 meeting and throughout the annual contract renewal process, including at the September 15-16, 2022 and September 28, 2022 Board meetings, the Board of Trustees requested that the Investment Adviser provide additional information and responses regarding various matters in connection with the Board of Trustee’s review and consideration of the Agreements. It was further noted that throughout the process, the Board of Trustees, including separately the Independent Trustees, had also met in executive sessions to further discuss the materials and information provided.

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ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	NexPoint Funds I

In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent third-party provider of investment company data, relating to each Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to each Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”).

The Board of Trustees discussed the materials and information provided by the Investment Adviser in detail over the course of multiple meetings, including the Investment Adviser’s responses to the Board of Trustees’ specific written questions, comparative fee and performance information and information concerning the Investment Adviser’s business and financial condition. The factors considered and the determinations made by the Board of Trustees in connection with the approval of the renewal of the Agreements with the Investment Adviser are set forth below but are not exhaustive of all matters that were discussed by the Board of Trustees.

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at meetings of the Board of Trustees over the course of the year and in past years with respect to the services provided by the Investment Adviser to each Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to each Fund. The information received and considered by the Board of Trustees in connection with the Board’s determination to approve the continuation of the Agreement was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Agreements, the detailed information provided by the Investment Adviser and other relevant information. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the effect of the COVID-19 pandemic on the Funds and the industry). Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board of Trustees’ ongoing regular review of fund performance and operations throughout the year. The Board of Trustees’

conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Board of Trustees without any single factor being dispositive in and of itself.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Board of Trustees also met separately without representatives of the Investment Adviser present. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreements.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board of Trustees considered the Investment Adviser’s services as investment manager to the Funds.

The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Agreements and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board of Trustees also considered the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of each Fund’s portfolio management team. The Board of Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Board of Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board of Trustees also considered the Investment Adviser’s risk management and monitoring processes. The Board of Trustees took into account the terms of the Agreements and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to each Fund and for managing the investment of the assets of each Fund. The Board of Trustees also took into account that the scope of services provided to the Funds and the undertakings required of the Investment Adviser in connection with those services, including with respect to its own and the Funds’ compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board of Trustees also considered operational, staffing and organizational changes

Semi-Annual Report	49

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	NexPoint Funds I

with respect to the Investment Adviser over the prior year, including in connection with the transitions of certain shared services arrangements, and the fact that there were no material operational or compliance issues with respect to the Funds or decrease in the level and quality of services provided to the Funds as a result. The Board of Trustees also considered the Investment Adviser’s legal and regulatory history. The Board of Trustees also considered the Investment Adviser’s current litigation matters related to the HCMLP bankruptcy and took into account the Investment Adviser’s representation that such matters would not impact the quality and level of services the Investment Adviser will provide to the Funds under the Agreements.

The Investment Adviser’s services in coordinating and overseeing the activities of each Fund’s other service providers, as well of the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, were also considered. The Board of Trustees also evaluated the expertise and performance of the personnel of the Investment Adviser who performed services for each Fund throughout the year. They also considered the quality of the Investment Adviser’s compliance oversight program with respect to each Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services, that are provided to each Fund and its shareholders by the Investment Adviser and its affiliates, as well as considered the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement. The Board of Trustees noted that the level and quality of services to each Fund by the Investment Adviser and its affiliates had not been materially impacted by the HCMLP bankruptcy and took into account the Investment Adviser’s representations that the level and quality of the services provided by the Investment Adviser and their affiliates, as well as of those services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, would continue to be provided to the Funds at the same or higher level and quality.

The Board of Trustees also considered the significant risks assumed by the Investment Adviser in connection with the services provided to each Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Funds. The Board of Trustees also noted various cost savings initiatives that had been implemented by the Investment Adviser with respect to each Fund and the other funds in the Highland complex over the years. The Board of Trustees considered the Investment Adviser’s financial condition and financial wherewithal. The Board of Trustees also considered the financial condition and oper-

ations of the Investment Adviser during the COVID-19 pandemic and noted that there had been no material disruption of the Investment Adviser’s services to the Funds and that the Investment Adviser had continued to provide the same level, quality and extent of services to the Funds.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Funds’ Chief Compliance Officer (CCO) regarding each Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board of Trustees also took into account the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board of Trustees also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports and interactions during the preceding year and in past years.

The Board of Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Agreements, and that the nature and the quality of such advisory services supported the approval of the Agreements.

The Investment Adviser’s historical performance.

In considering each Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about each Fund’s performance results. The Board of Trustees considered the performance of the Funds as described in the quarterly and other reports prepared by management over the course of the year. The Board of Trustees noted that the Investment Adviser reviewed with the Board of Trustees on at least a quarterly basis detailed information about the Funds’ performance results, portfolio composition and investment strategies. The Board of Trustees reviewed the historical performance of each Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the historical performance of each Fund and considered the relative performance of each Fund and its portfolio management team as compared to that of each Fund’s peer group as selected by FUSE, as well as comparable indices.

The Board of Trustees also reviewed and considered the FUSE report, which provided a statistical analysis comparing each Fund’s investment performance, expenses and fees to those of comparable funds for various periods ended June 30, 2022 and management’s discussion of the same, including the effect of current market conditions on each Fund’s more-recent performance. The Board of Trustees also received a review of the data contained in the FUSE report

50	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	NexPoint Funds I

from representatives of FUSE. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which each Fund was placed for comparative purposes, including any differences between a Fund’s investment strategy and the strategy of the funds in each Fund’s respective category, as well as compared to the peer group selected by FUSE. The Board of Trustees also took into account its discussions with management over the course of the year regarding factors that contributed to the performance of each Fund, including any presentations with each Fund’s portfolio managers.

With respect to the Event Driven Fund, the Board of Trustees took note that, effective January 2022, the Fund had changed its investment strategy from primarily investing in healthcare companies to primarily investing in securities that the Fund’s Investment Adviser expects to benefit from an event catalyst. Among other data relating specifically to the Event Driven Fund’s performance, the Board of Trustees took note of the peer group selected by FUSE and the universe, which consisted of other event driven funds with similar pricing characteristics. The Board considered that the Event Driven Fund had underperformed its benchmark, the S&P 500 Index, for the one-, three-, five-, and ten-year periods ended June 30, 2022. The Board also considered that the Event Driven Fund underperformed its peer group median for the one-, three-, and five-year periods ended June 30, 2022. The Board of Trustees took into account management’s discussion of such Fund’s performance, including the impact of current market conditions on the Fund’s performance, the peer group in which it was placed, and the recent change in the Fund’s investment strategy and that performance prior to that date reflects the Fund’s prior strategy.

Among other data relating specifically to the Merger Arbitrage Fund’s performance, the Board of Trustees took note of the peer group selected by FUSE, which is comprised of merger arbitrage funds with similar pricing characteristics. The Board considered that the Merger Arbitrage Fund outperformed its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended June 30, 2022. The Board also considered that the Merger Arbitrage Fund outperformed the peer group median for the one-, three-, and five-year periods ended June 30, 2022. The Board of Trustees also took into account management’s discussion of the Fund’s strong performance.

The Board of Trustees concluded that each Fund’s overall performance and other relevant factors, including the

Investment Adviser’s actions to address any underperformance, supported the continuation of the Agreements with respect to each Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with each Fund.

The Board of Trustees also gave consideration to the fees payable under the Agreements, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing each Fund, including: (1) information regarding the financial condition of the Investment Adviser and regarding profitability from the relationship with each Fund; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under each Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of each Fund and (b) the expense ratios of each Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of each Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for administrative services with respect to each Fund under separate agreements and whether such fees are appropriate.

The Board of Trustees considered that the Event Driven Fund’s total net expenses fees were higher than those of its peer group median but the Fund’s its net management fee (advisory fees plus administrative fees) and its contractual advisory fee were lower than its peer group median. The Board of Trustees took into account management’s discussion of the Event Driven Fund’s expenses, including the size of the Fund, as well as the Fund’s investment strategy change beginning in January 2022.

The Board considered that the Merger Arbitrage Fund’s total net expenses were at the median of its peer group and its net management fee (advisory fees plus administrative fees) and its contractual advisory fee were lower than the median of its peer group. The Board also took into account management’s discussion of the Merger Arbitrage Fund’s expenses and the amounts waived and/or reimbursed by the Investment Adviser.

The Board of Trustees also considered the so-called “fallout benefits” to the Investment Adviser with respect to each Fund, such as the reputational value of serving as Investment Adviser to each Fund, potential fees paid to the Investment

Semi-Annual Report	51

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	NexPoint Funds I

Adviser’s affiliates by each Fund or portfolio companies for services provided, including administrative services provided to each Fund by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by each Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by each Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and each Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with each Fund was not excessive.

The extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board of Trustees also considered the effect of each Fund’s growth in assets under management on its fees. The Board of Trustees noted that the Funds do not currently contain breakpoints in their advisory fee schedules. The Board of Trustees took into account the Adviser’s discussion of the fee structure, including that the Merger Arbitrage Fund does benefit from a waiver of a portion of its advisory and administration fees, which the Investment Adviser believes can be more effective than breakpoints at controlling overall costs borne by shareholders.

Among other data, the Board also noted the FUSE report, which compared fees among peers, and included each Fund’s contractual fee schedule at different asset levels. The Board noted that each Fund’s contractual advisory fee is equal to or lower than its peer group at all asset levels. The Board of Trustees also noted the current size of the Event Driven Fund. The Board of Trustees noted that, if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board of Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board of Trustees determined to continue to review the ways and extent to which economies of scale might be shared between the Investment Adviser, on the one hand, and shareholders of each Fund, on the other, as assets in the Funds grow.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Agreements, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Agreements, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to each Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of each Fund.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of June 30, 2022, the Trustees and officers of each Fund as a group owned less than 1% of the then outstanding shares of each class of shares of each Fund.

Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the Fund’s outstanding voting securities. Unless otherwise noted, as of June 30, 2022, the only persons known by the Fund to own of record, or beneficially 25% or more of the outstanding shares of the Fund were as follows:

Name and Address	Outstanding Shares Held	Percentage of Class (%)
NexPoint Event Driven Fund – Class A
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	140,798	32.45%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	72,055	16.61%
National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	64,734	14.92%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	36,547	8.42%
NexPoint Event Driven Fund – Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	52,433	29.00%
National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	38,046	21.05%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	24,581	13.60%

52	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2022	NexPoint Funds I

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	13,338	7.38%
NexPoint Event Driven Fund – Class Z
Highland Global Allocation Fund 200 Crescent Ct Ste 700 Dallas, TX 75201-2116	706,236	47.91%
National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	306,895	20.82%
Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	134,244	9.11%
Axos Clearing LLC FBO #449 PO BOX 6503 Englewood CO 80155-6503	117,240	7.95%
NexPoint Merger Arbitrage Fund – Class A
LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	976,087	19.42%
National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	343,176	6.83%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	307,941	6.13%
Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	263,370	5.24%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	664,149	41.62%
NexPoint Merger Arbitrage Fund – Class C
LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	342,476	21.46%
National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	160,645	10.07%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	80,041	5.02%
NexPoint Merger Arbitrage Fund – Class Z
National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	18,606,165	28.67%
Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	17,280,840	26.63%
LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	10,641,433	16.40%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	4,606,548	7.10%

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Investment Adviser.

Semi-Annual Report	53

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Asset Management, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

Underwriter

NexPoint Securities, Inc.

2515 McKinney Avenue, Suite 1100

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of NexPoint Event Driven Fund and NexPoint Merger Arbitrage Fund (collectively, the “Funds”). As of January 1, 2021, paper copies of the Funds’ shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.nexpointassetmgmt.com/resources/#forms. you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Funds or from your financial intermediary free of charge at any time. For additional information regarding how to access the Funds’ shareholder reports, or to request paper copies by mail, please call shareholder services at 1-877-665-1287.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Funds’ Forms NPORT are available on the Commission’s website at https://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form NPORT by visiting the Funds’ website at http://nexpoint.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1- 877-665-1287.

54	Semi-Annual Report

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NexPoint Funds

c/o DST Asset Manager Solutions, Inc. 430

W 7th Street Suite 219424

Kansas City, MO 64105-1407

NexPoint Funds I	Semi-Annual Report, December 31, 2022

www.nexpoint.com

Highland/iBoxx Senior Loan ETF

Semi-Annual Report

December 31, 2022

Highland/iBoxx Senior Loan ETF

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

FUND PROFILE (unaudited)

December 31, 2022	Highland/iBoxx Senior Loan ETF

Objective

Highland/iBoxx Senior Loan ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index.

Net Assets as of December 31, 2022

$26.4 million

Portfolio Data as of December 31, 2022

The information below provides a snapshot of the Highland/iBoxx Senior Loan ETF at the end of the reporting period.

Quality Breakdown as of December 31, 2022 (%)*

BBB	2.1%
BBB-	9.5%
BB+	8.9%
BB	11.2%
BB-	17.9%
B+	11.1%
B	18.9%
CCC+	6.6%
CCC	7.7%
Not Rated	6.2%

Top 5 Sectors as of 12/31/22 (%)*

Electronics/Electrical	12.9
Insurance	8.3
Healthcare	7.8
Business Equipment and Services	7.2

Top 10 Holdings as of 12/31/22 (%)*

Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1st Lien, 03/09/2027 LIBOR USD 1 Month + 3.000%	2.8
RealPage, Inc., Initial Term Loan, 1st Lien, 04/24/2028 LIBOR USD 1 Month + 3.000%	2.5
Misys Ltd., Dollar Term Loan, 1st Lien, 06/13/2024 LIBOR USD 3 Month + 3.500%	2.4
Hub International Ltd., B-3 Incremental Term Loan, 1st Lien, 04/25/2025 LIBOR USD 3 Month + 3.250%	2.2
Brookfield WEC Holdings Inc., Initial Term Loan (2021), 1st Lien, 08/01/2025 LIBOR USD 1 Month + 2.750%	2.2
Hub International Ltd., Initial Term Loan, 1st Lien, 04/25/2025 LIBOR USD 3 Month + 3.000%	2.2
Allied Universal Holdco, LLC (fka USAGM Holdco, LLC), Initial U.S. Dollar Term Loan, 1st Lien, 05/12/2028 LIBOR USD 1 Month + 3.750%	2.1
DIRECTV Financing, LLC, Closing Date Term Loan, 1st Lien, 08/02/2027 LIBOR USD 1 Month + 5.000%	2.1
TransDigm, Inc., Tranche E Refinancing Term Loan, 1st Lien, 05/30/2025 LIBOR USD 1 Month + 2.250%	2.1
American Builders & Contractors Supply Co., Inc., Restatement Effective Date Term Loan, 1st Lien, 01/15/2027 LIBOR USD 1 Month + 2.000%	2.1

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund were diversified.

Please refer to the financial statement’s Note 7, Disclosure of Significant Risks and Contingencies, for more information.

Semi-Annual Report	1

FUND PROFILE (unaudited) (concluded)

December 31, 2022	Highland/iBoxx Senior Loan ETF

*

Quality is calculated as a percentage of total senior loans. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer- specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings and holdings are subject to change, and may have changed since December 31, 2022.

†	Excludes the Fund’s investment in a cash equivalent.

2	Semi-Annual Report

FINANCIAL STATEMENTS

December 31, 2022	Highland/iBoxx Senior Loan ETF

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., creations, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the class’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Semi-Annual Report	3

INVESTMENT PORTFOLIO (unaudited)

December 31, 2022	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) - 96.2%

AEROSPACE AND DEFENSE - 4.8%
482,983	TransDigm, Inc., LIBOR USD 1 Month + 2.250%, 12/09/25	478,033
559,659	TransDigm, Inc., Tranche E Refinancing Term Loan, 1st Lien, LIBOR USD 1 Month + 2.250%, 05/30/25	554,636
241,866	TransDigm, Inc., Tranche G Refinancing Term Loan, 1st Lien, LIBOR USD 1 Month + 2.250%, 08/22/24	240,717

		1,273,386

BUILDING AND DEVELOPMENT - 3.2%
593,939	Brookfield WEC Holdings Inc., Initial Term Loan (2021), 1st Lien, LIBOR USD 1 Month + 2.750%, 08/01/25	586,485
297,057	CP Atlas Buyer, Inc., Term B Loan, 1st Lien, LIBOR USD 1 Month + 3.500%, 11/23/27	261,294

		847,779

BUSINESS EQUIPMENT AND SERVICES - 7.2%
197,475	Asplundh Tree Expert, LLC, Term Loan, 1st Lien, LIBOR USD 1 Month + 1.750%, 09/07/27	197,392
544,241	Brand Industrial Services, Inc., Initial Term Loan, 1st Lien, LIBOR USD 3 Month + 4.250%, 06/21/24	489,136
296,992	Cengage Learning, Inc. Term B Loan, 1st Lien, LIBOR USD 3 Month + 4.750%, 07/14/26	267,804
296,992	CHG Healthcare Services, Inc., Initial Term Loan, 1st Lien, LIBOR USD 3 Month + 3.250%, 09/29/28	291,198
400,000	Intrado Corp., Initial Term B Loan, LIBOR USD 3 Month + 4.000%, 10/10/24 (b)	369,556
300,000	TK Elevator Midco GmbH, Facility B1 (USD), 1st Lien, LIBOR USD 6 Month + 3.500%, 07/30/27 (b)	289,431

		1,904,517

CABLE AND SATELLITE TELEVISION - 7.1%
395,833	Charter Communications Operating, LLC, Term B-1 Loan, 1st Lien, LIBOR USD 1 Month + 1.750%, 04/30/25	394,658

Principal Amount ($)		Value ($)

CABLE AND SATELLITE TELEVISION (continued)
396,923	Charter Communications Operating, LLC, Term B-2 Loan, 1st Lien, LIBOR USD 1 Month + 1.750%, 02/01/27	388,191
294,739	Diamond Sports Group, LLC, Term Loan, 3rd Lien, LIBOR USD 1 Month + 3.250%, 08/24/26	35,369
576,875	DIRECTV Financing, LLC, Closing Date Term Loan, 1st Lien, LIBOR USD 1 Month + 5.000%, 08/02/27	562,874
500,000	Ziggo Financing Partnership, Term Loan I Facility, 1st Lien, LIBOR USD 1 Month + 2.500%, 04/30/28	488,712

		1,869,804

CARGO TRANSPORT - 1.5%
394,924	Genesee & Wyoming, Inc., Initial Term Loan, 1st Lien, LIBOR USD 3 Month + 2.000%, 12/30/26	393,370

COMPUTERS AND ELECTRONICS - 2.0%
293,041	MH Sub I, LLC (Micro Holding Corp.), Amendment No. 2 Initial Term Loan, 1st Lien, LIBOR USD 3 Month + 3.750%, 09/13/24	285,308
238,901	UKG, Inc., Initial Term Loan, 1st Lien, LIBOR USD 1 Month + 3.750%, 05/04/26	230,795

		516,103

CONGLOMERATES - 0.8%
246,875	MPH Acquisition Holdings, LLC, Initial Term Loan, 1st Lien, LIBOR USD 3 Month + 4.250%, 09/01/28	212,004

CONSUMER PRODUCTS - 2.0%
492,733	Berry Global, Inc., Term Z Loan, LIBOR USD 1 Month + 1.750%, 07/01/26	489,710
239,151	Revlon Consumer Products Corp., 2016 Term Loan, 1st Lien, LIBOR USD 3 Month + 3.500%, 09/07/23 (c)	49,923

		539,633

CONTAINERS & GLASS PRODUCTS - 3.6%
497,503	Clydesdale Acquisition Holdings, Inc., Term B Loan, 1st Lien, CME Term SOFR + 3.925%, 04/13/29 (b)	475,053
248,106	Graham Packaging Co., Inc., Initial Term Loan, LIBOR USD 3 Month + 3.000%, 08/04/27 (b)	244,247

4	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) (continued)

CONTAINERS & GLASS PRODUCTS (continued)
297,000	Pretium PKG Holdings, Inc., Initial Term Loan, 1st Lien, LIBOR USD 3 Month + 4.000%, 10/02/28	238,237

		957,537

DIVERSIFIED/CONGLOMERATE SERVICE - 1.0%
276,716	Trans Union, LLC, 2021 Incremental Term B-6 Loan, 1st Lien, LIBOR USD 3 Month + 2.250%, 12/01/28	274,468

ELECTRONICS/ELECTRICAL - 10.5%
396,517	Boxer Parent Co., Inc., 2021 Replacement Dollar Term Loan, LIBOR USD 1 Month + 3.750%, 10/02/25	380,567
195,500	Epicor Software Corp. (fka Eagle Parent Inc.), Term C Loan, 1st Lien, LIBOR USD 1 Month + 3.250%, 07/30/27	188,157
397,000	Mitchell International, Inc., Initial Term Loan, 1st Lien, LIBOR USD 1 Month + 3.750%, 10/15/28	367,021
493,750	Polaris Newco, LLC, Dollar Term Loan, 1st Lien, LIBOR USD 1 Month + 4.000%, 06/02/28	451,781
346,500	Proofpoint, Inc., Initial Term Loan, 1st Lien, LIBOR USD 3 Month + 3.250%, 08/31/28	334,035
297,727	Rackspace Technology Global, Inc., 2021 Term B Loan, 1st Lien, LIBOR USD 3 Month + 2.750%, 02/15/28 (b)	187,585
692,982	RealPage, Inc., Initial Term Loan, 1st Lien, LIBOR USD 1 Month + 3.000%, 04/24/28	660,412
196,985	Zelis Cost Management Buyer, Inc., Term B-1 Loan, 1st Lien, LIBOR USD 1 Month + 3.500%, 09/30/26	195,200

		2,764,758

FINANCIAL INTERMEDIARIES - 4.6%
544,373	American Builders & Contractors Supply Co., Inc., Restatement Effective Date Term Loan, 1st Lien, LIBOR USD 1 Month + 2.000%, 01/15/27	540,778
296,924	Focus Financial Partners, LLC, Tranche B-5 Term Loan, CME Term SOFR + 3.250%, 06/30/28	294,017

Principal Amount ($)		Value ($)

FINANCIAL INTERMEDIARIES (continued)
398,990	Madison IAQ LLC, Initial Term Loan, 1st Lien, LIBOR USD 3 Month + 3.250%, 06/21/28 (b)	372,210

		1,207,005

FOOD & BEVERAGE - 1.5%
398,972	1011778 B.C. Unlimited Liability Company, Term B-4 Loan, 1st Lien, LIBOR USD 1 Month + 1.750%, 11/19/26	392,879

FOOD SERVICE - 1.1%
278,597	IRB Holding Corp., 2020 Replacement Term B Loan, 1st Lien, LIBOR USD 1 Month + 2.750%, 02/05/25	276,551

GAMING/LEISURE - 2.9%
439,835	Crown Finance U.S., Inc., Initial Dollar Tranche Term Loan, LIBOR USD 3 Month + 2.500%, 02/28/25	83,124
296,910	Station Casinos, LLC, Term B-1 Facility Loan, 1st Lien, LIBOR USD 1 Month + 2.250%, 02/08/27	290,353
390,415	UFC Holdings, LLC, Term B-3 Loan, 1st Lien, LIBOR USD 3 Month + 3.000%, 04/29/26	386,023

		759,500

HEALTHCARE - 7.8%
298,850	DaVita, Inc., Tranche B-1 Term Loan, 1st Lien, LIBOR USD 1 Month + 1.750%, 08/12/26	291,829
480,551	Elanco Animal Health, Inc., Term Loan, 1st Lien, LIBOR USD 1 Month + 1.750%, 08/01/27	462,454
1,141,928	Envision Healthcare Corp., Initial Term Loan, 1st Lien, LIBOR USD 1 Month + 3.750%, 10/10/25	342,344
422,875	Grifols Worldwide Operations Ltd., Dollar Tranche B Term Loan, 1st Lien, LIBOR USD 1 Month + 2.000%, 11/15/27	409,838
152,833	Icon Public Ltd. Co. (aka Indigo Merger), Lux Term Loan, 1st Lien, LIBOR USD 3 Month + 2.250%, 07/03/28	152,566
38,078	Icon Public Ltd. Co. (aka Ingigo Merger), U.S. Dollar Term Loan, LIBOR USD 3 Month + 2.250%, 07/03/28	38,012

See accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) (continued)

HEALTHCARE (continued)
355,290	Jazz Pharmaceuticals Public Ltd. Co., Initial Dollar Term Loan, 1st Lien, LIBOR USD 1 Month + 3.500%, 05/05/28	352,709

		2,049,752

HEALTHCARE, EDUCATION AND CHILDCARE - 1.8%
197,487	Phoenix Guarantor, Inc., Tranche B-3 Term Loan, 1st Lien, LIBOR USD 1 Month + 3.500%, 03/05/26	186,311
296,250	U.S. Anesthesia Partners, Inc., Initial Term Loan, 1st Lien, LIBOR USD 1 Month + 4.250%, 10/01/28	282,818

		469,129

HOTELS, MOTELS, INNS AND GAMING - 1.0%
297,000	Bally’s Corp., Term B Facility Loan, 1st Lien, LIBOR USD 1 Month + 3.250%, 10/02/28	275,616

INSURANCE - 8.3%
397,917	Alliant Holdings Intermediate, LLC, Term Loan B, 1st Lien, LIBOR USD 1 Month + 3.250%, 05/09/25	393,241
245,616	AmWINS Group, Inc., Term Loan, 1st Lien, LIBOR USD 1 Month + 2.250%, 02/19/28	241,567
397,957	HIG Finance 2 Limited, 2021 Dollar Refinancing Term Loan, 1st Lien, LIBOR USD 3 Month + 3.250%, 11/12/27	388,221
592,424	Hub International Ltd., B-3 Incremental Term Loan, 1st Lien, LIBOR USD 3 Month + 3.250%, 04/25/25	587,916
576,250	Hub International Ltd., Initial Term Loan, 1st Lien, LIBOR USD 3 Month + 3.000%, 04/25/25	570,880

		2,181,825

LEISURE GOODS/ACTIVITIES/MOVIES - 0.7%
333,145	AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, LIBOR USD 1 Month + 3.000%, 04/22/26	182,154

LODGING AND CASINOS - 2.3%
397,000	Fertitta Entertainment, LLC, Initial B Term Loan, 1st Lien, CME Term SOFR + 4.000%, 01/27/29	378,244
245,000	Playtika Holding Corp., Term B-1 Loan, 1st Lien, LIBOR USD 1 Month + 2.750%, 03/13/28	234,434

		612,678

Principal Amount ($)		Value ($)

MEDIA/TELECOMMUNICATIONS - 2.6%
296,823	Cogeco Communications Finance (USA), LP, Term B Loan, 1st Lien, LIBOR USD 1 Month + 2.000%, 01/03/25	293,526
395,855	SBA Senior Finance II, LLC, Initial Term Loan, 1st Lien, LIBOR USD 1 Month + 1.750%, 04/11/25	395,031

		688,557

OIL AND GAS - 2.4%
245,748	Buckeye Partners, LP, 2021 Tranche B-1 Term Loan, 1st Lien, LIBOR USD 1 Month + 2.250%, 11/01/26	244,686
396,977	CQP Holdco LP, Initial Term Loan, 1st Lien, LIBOR USD 3 Month + 3.750%, 06/05/28	395,737

		640,423

PRINTING, PUBLISHING AND BROADCASTING - 1.1%
299,215	Dun & Bradstreet Corp., Initial Term Borrowing, 1st Lien, LIBOR USD 3 Month + 3.250%, 02/06/26	296,998

RETAILERS (EXCEPT FOOD AND DRUG) - 6.6%
592,500	Allied Universal Holdco, LLC (fka USAGM Holdco, LLC), Initial U.S. Dollar Term Loan, 1st Lien, LIBOR USD 1 Month + 3.750%, 05/12/28	564,063
544,323	Harbor Freight Tools USA, Inc., Initial Loan (2021), 1st Lien, LIBOR USD 1 Month + 2.750%, 10/19/27	519,951
393,985	Prime Security Services Borrower, LLC, 2021 Refinancing Term B-1 Loan, 1st Lien, LIBOR USD 3 Month + 2.750%, 09/23/26	391,030
298,454	Staples, Inc., 2019 Refinancing New Term B-1 Loan, 1st Lien, LIBOR USD 3 Month + 5.000%, 04/16/26	276,774

		1,751,818

SURFACE TRANSPORT - 1.5%
398,995	White Cap Supply Holdings, LLC, Initial Closing Date Term Loan, 1st Lien, LIBOR USD 1 Month + 3.750%, 10/19/27	386,526

TELECOMMUNICATIONS - 4.6%
594,000	Radiate Holdco, LLC, Amendment No. 6 Term Loan, 1st Lien, LIBOR USD 1 Month + 3.250%, 09/25/26	485,256

6	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (concluded)

December 31, 2022	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) (continued)

TELECOMMUNICATIONS (continued)
889,112	Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1st Lien, LIBOR USD 1 Month + 3.000%, 03/09/27	724,200

		1,209,456

UTILITIES - 1.7%
197,481	Calpine Corp., 2020 Term Loan, 1st Lien, LIBOR USD 1 Month + 2.500%, 12/16/27	195,843
252,472	Lightstone Holdco, LLC, Extended Term B Loan, 1st Lien, CME Term SOFR + 5.750%, 02/01/27 (b)	232,274
14,281	Lightstone Holdco, LLC, Extended Term C Loan, 1st Lien, CME Term SOFR + 5.750%, 02/01/27 (b)	13,139

		441,256

	Total US Senior Loans (Cost $27,590,585)	25,375,482

Foreign Domiciled Senior Loans (a) - 3.9%

NETHERLANDS - 1.5%
USD
395,000	Flutter Entertainment PLC, USD Term Loan, 1st Lien, LIBOR USD 3 Month + 2.250%, 07/21/26	390,171

UNITED KINGDOM - 2.4%
USD
721,158	Misys Ltd., Dollar Term Loan, 1st Lien, LIBOR USD 3 Month + 3.500%, 06/13/24	639,725

	Total Foreign Domiciled Senior Loans (Cost $1,111,550)	1,029,896

Cash Equivalent (d) - 8.7%
2,306,684	Dreyfus Treasury Obligations Cash Management, Institutional Shares, 4.170%	2,306,684

	Total Cash Equivalents (Cost $2,306,684)	2,306,684

Total Investments - 108.8%		28,712,062

(Cost $31,008,819)
Other Assets & Liabilities, Net - (8.8)%		(2,326,521)

Net Assets-100.0%		26,385,541

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland/iBoxx Senior Loan ETF (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise denoted as a fixed rate loan, all senior loans carry a variable interest rate.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of December 31, 2022, the LIBOR USD 1 Month, LIBOR USD 3 Month and LIBOR USD 6 Month rates were 4.392%, 4.767% and 5.139%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy and the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	The rate reported is the 7-day effective yield as of December 31, 2022.

LLC	— Limited Liability Company
L.P.	— Limited Partnership
Ltd.	— Limited
PLC	— Public Limited Company
SOFR	— Secured Overnight Financing Rate
USD	— U.S. Dollar

Foreign Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Electronics/Electrical	2.4%
Gaming/Leisure	1.5%

3.9%

See accompanying Notes to Financial Statements.	7

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2022 (unaudited)	Highland/iBoxx Senior Loan ETF

($)
Assets:
Total Investments, at value (cost $31,008,819)	26,405,378
Cash Equivalent (cost $2,306,684)	2,306,684
Cash	81,178
Receivable for:
Investments sold	524,045
Dividends and interest	154,687
Investment adviser reimbursement (Note 4)	9,529
Prepaid expenses	5,417

Total assets	29,486,918

Liabilities:
Payable for:
Investments purchased	2,914,037
Audit fees	29,113
Administration fees (Note 4)	10,785
Expedited settlement facility fees (Note 4)	7,311
Transfer agent fees	2,528
Trustees’ fees (Note 4)	145
Accrued expenses and other liabilities	137,458

Total liabilities	3,101,377

Net Assets	26,385,541

Net Assets consist of:
Paid-in capital	85,530,904
Total accumulated loss	(59,145,363)

Net Assets	26,385,541

Shares outstanding (unlimited authorization — no par value)	1,800,000
Net asset value, per share (Net assets/shares outstanding)	14.66

8	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Six-Month Ended December 31, 2022 (unaudited)	Highland/iBoxx Senior Loan ETF

($)
Investment Income:
Interest income	1,187,037

Total investment income	1,187,037

Expenses:
Investment advisory fees (Note 4)	73,028
Administration fees (Note 4)	22,058
Trustees’ fees (Note 4)	5,588
Audit fees	29,113
Legal fees	15,894
Printing fees	15,632
Custodian fees	9,709
Pricing fees	8,458
Registration fees	6,947
Insurance expense	4,423
Licensing fees	4,071
Professional fees	3,025
Expedited settlement facility (Note 4)	2,938
Transfer agent fees	991
Other	28,322

Total operating expenses	230,197

Fees and expenses waived by Investment Adviser (Note 4)	(73,028)
Reimbursement of other operating expenses by Investment Adviser (Note 4)	(64,975)

Net operating expenses	92,194

Net investment income	1,094,843

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss	(280,130)
Net change in unrealized appreciation (depreciation)	288,662

Net realized and unrealized gain	8,532

Net increase in net assets resulting from operations	1,103,375

See accompanying Notes to Financial Statements.	9

STATEMENTS OF CHANGES IN NET ASSETS

Highland/iBoxx Senior Loan ETF

	Six Months Ended December 31, 2022 (unaudited) ($)	Year Ended June 30, 2022 ($)
Increase (Decrease) In Net Assets:

Operations:
Net investment income	1,094,843	1,106,815
Net realized loss	(280,130)	(476,200)
Net change in unrealized appreciation (depreciation)	288,662	(2,858,784)

Net increase (decrease) in net assets resulting from operations	1,103,375	(2,228,169)

Distributions	(1,004,867)	(1,282,174)
Return of capital	—	(10,748)

Total distributions	(1,004,867)	(1,292,922)

Share Transactions
Creations	25,130,867	35,681,184
Redemptions	(32,616,290)	(41,987,938)

Net decrease from share transactions	(7,485,423)	(6,306,754)

Total decrease in net assets	(7,386,915)	(9,827,845)

Net Assets:
Beginning of period	33,772,456	43,600,301

End of period	26,385,541	33,772,456

Changes In Shares
Creations	1,700,000	2,300,000
Redemptions	(2,200,000)	(2,700,000)

Net decrease	(500,000)	(400,000)

Amounts designated as “—“ are $0.

10	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland/iBoxx Senior Loan ETF

Selected data for a share outstanding throughout each period/year is as follows:

	Six Months Ended 12/31/22 (unaudited)		For the Years Ended June 30,
			2022		2021	2020	2019	2018

Net Asset Value, Beginning of Period/Year	$14.68		$16.15		$15.72	$17.55	$18.10	$18.38

Income from Investment Operations:

Net investment income(a)	0.50		0.43		0.43	0.71	0.89	0.83

Net realized and unrealized gain (loss)	(0.04)		(1.38)		0.36	(1.85)	(0.55)	(0.27)

Total from investment operations	0.46		(0.95)		0.79	(1.14)	0.34	0.56

Less Distributions Declared to Shareholders:

From net investment income	(0.48)		(0.52)		(0.36)	(0.67)	(0.89)	(0.83)

From return of capital	—		(0.00	)(b)	—	(0.02)	—	(0.01)

Total distributions declared to shareholders	(0.48)		(0.52)		(0.36)	(0.69)	(0.89)	(0.84)

Net Asset Value, End of Period/Year	$14.66		$14.68		$16.15	$15.72	$17.55	$18.10

Market Price, end of period/year	$14.59		$14.72		$16.14	$15.75	$17.54	$18.09

Total return(c)	3.13	%(d)	(6.07)%		5.08%	(6.69)%	1.94%	3.11%

Ratios to Average Net Assets/Supplemental Data:

Net assets, end of period/year (000s)	$26,386		$33,772		$43,600	$77,008	$263,266	$599,254

Gross operating expenses(e)	1.42	%(f)	0.76%		1.36%	1.12%	0.82%	0.73%

Net investment income	6.75	%(f)	2.73%		2.68%	4.13%	4.98%	4.56%

Portfolio turnover rate	—	%(g)	157%		215%	344%	186%	126%

(a)	Per share data was calculated using average shares outstanding for the period.
(b)	Amount represents less than $0.005 per share.
(c)

Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return is for the period indicated and is not annualized.
(e)	Supplemental expense ratios are shown below.
(f)	Annualized.
(g)	Not annualized.

	Six Months Ended 12/31/22 (unaudited)	For the Years Ended June 30,
		2022	2021	2020	2019	2018

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.57%	0.56%	0.66%	0.75%	0.61%	0.55%

Excluded from Expense Cap: Expedited settlement facility and licensing fees	0.02%	0.01%	0.11%	0.19%	0.06%	—%

Amounts designated as “—“ are $0.

See accompanying Notes to Financial Statements.	11

NOTES TO FINANCIAL STATEMENTS (unaudited)

December 31, 2022	Highland/iBoxx Senior Loan ETF

Note 1. Organization

NexPoint Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with three portfolios that are currently being offered, each of which is non-diversified. The financial statements herein are those of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund is a non- diversified exchange-traded fund (“ETF”). The financial statements of the remaining funds of the Trust are presented separately.

On September 15, 2022, the Board of Trustees (the “Board”) of Highland Funds I approved a change of the Trust’s name from Highland Funds I to the NexPoint Funds I.

Effective September 23, 2022, the investment adviser changed its name from Highland Capital Management Fund Advisors, L.P. to NexPoint Asset Management, L.P.

Investment Objective

The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”).

Fund Shares

Shares of the Fund are listed and traded on National Association of Securities Dealers Automated Quotation System (“NASDAQ”), Inc. Market prices for the shares of the Fund may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 100,000 shares for the Fund. Once created, shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Creation Units

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units of the Fund may only be purchased or redeemed directly from the Fund by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services - Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) has designated NexPoint Asset Management, L.P. (formerly Highland Capital Management Fund Advisors, L.P.) (“NexPoint” or the “Investment Adviser”) as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations.

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange, NASDAQ or other nationally recognized exchange use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures

12	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

adopted by NexPoint and approved by the Fund’s Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that NexPoint has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available and for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Valuation Committee instead of being determined by the market. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact on the Fund.

The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of the end of the reporting period because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2022, the Fund’s investments consisted mainly of senior loans. The fair value of the Fund’s loans is generally based on quotes received from brokers or independent pricing services. Loans with quotes that are based on actual trades with a sufficient level of activity on or

Semi-Annual Report	13

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

near the measurement date are classified as Level 2 assets. Loans that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the levels of inputs used to value the Fund’s assets as of December 31, 2022 is as follows:

	Total Fair Value at 12/31/22	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland/iBoxx Senior Loan ETF
Assets
US Senior Loans*	$25,375,482	$—	$25,375,482	$—
Foreign Domiciled Senior Loans*	1,029,896	—	1,029,896	—
Cash Equivalent*	2,306,684	2,306,684	—	—

Total	$28,712,062	$2,306,684	$26,405,378	$—

*	Please refer to the Investment Portfolio for industry/country breakout.

Amounts designated as “—“ are $0.

For the six-month period ended December 31, 2022, there were no transfers in or out of Level 3

Security Transactions

Security transactions are accounted for on the trade date. Realized gains (losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash and Cash Equivalents

The Fund considers liquid assets deposited with a bank, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions.

14	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments using the effective interest method.

U.S. Federal Income Tax Status

The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that it should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

As of, and during the six-month period ended December 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six-month period ended, the Fund did not incur any tax-related interest or penalties.

Investment Adviser has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years

(current and prior tax year), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions to Shareholders

The Fund intends to pay distributions from net investment income, if any, on a monthly basis. The Fund intends to pay net realized capital gains, if any, on an annual basis.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. There were no reclassifications during the period.

The tax character of distributions paid during the prior two fiscal years ended June 30, was as follows:

	Distributions paid from:
	Ordinary Income*	Long- Term Capital Gains	Return of Capital
Highland/iBoxx Senior Loan ETF
2022	$1,282,174	$—	$10,748
2021	1,471,618	—	—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Amounts designated as “—“ are $0.

As of June 30, 2022, the Fund’s most recent tax year end, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income	Other Temporary Differences
Highland/iBoxx Senior Loan ETF	$(56,635,008)	$(2,608,862)	$—	$(1)

At June 30, 2022, the Fund had capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gain.

	Short-Term Loss	Long-Term Loss	Total
Highland/iBoxx Senior Loan ETF	$31,306,476	$25,328,532	$56,635,008

Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

For federal income tax purposes, the cost of securities owned at December 31, 2022, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for federal income tax purposes in the current period and have been deferred for use in future periods.

Unrealized appreciation and depreciation at December 31, 2022, based on cost of investments, including cash equivalents, for U.S. federal income tax purposes was:

	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
Highland/iBoxx Senior Loan ETF	$124,762	$(2,421,519)	$(2,296,757)	$31,008,819

Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

The Investment Adviser receives from the Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of the Fund, at the annual rate of 0.45%.

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Administration Fees

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. For its services under the Administration Agreement, the Administrator receives a monthly administration fee from the Fund, calculated and assessed in arrears based on the aggregate net assets of the Fund, subject to an annual minimum fee. For the six-month period ended December 31, 2022, the Fund paid $22,058 for these services.

Service and Distribution Fees

SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s underwriter and distributor of shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all cost of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. The

Distributor does not maintain any secondary market in Fund shares.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other, transaction costs, acquired fund fees and expenses, dividend expense and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2023, and may not be terminated prior to this date without the action or consent of the Board. Under the Expense Cap, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

As of December 31, 2022, pursuant to the above, fees previously waived and reimbursed by the Investment Adviser that may be subject to possible future reimbursement to the Investment Adviser were as follows:

	Expiring Fiscal Years Ended December 31
	2022	2023	2024
Highland/iBoxx Senior Loan ETF	$664,911	$428,153	$219,158

During the six-month period ended December 31, 2022, $361,788 of fees previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who oversees all of the funds in the NexPoint Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the NexPoint Fund Complex is prorated

16	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

based on the portion of the $150,000 annual retainer allocable to the funds overseen by such Trustee. The Chairman of the Audit Committee and the Chairman of the Board each receive an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The “NexPoint Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this report and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are each advised by the Investment Adviser or its affiliated advisers.

The Fund pays no compensation to its officers.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Other Matters

NexPoint has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which NexPoint will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Investment Adviser, and not the Fund, compensates all Investment Adviser and Skyview personnel who provide services to the Fund.

Effective July 12, 2022, certain Skyview personnel became dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Fund, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

Expedited Settlement Agreements

On June 15, 2017 and May 14, 2019, the Fund entered into Expedited Settlement Agreements with two major dealers in the floating rate loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Expedited Settlement Agreements”). The Expedited Settlement Agreements are designed to reduce settlement times from the standard seven days to three days for eligible loans. For the six-month period ended December 31, 2022, the Fund paid $2,938 to the dealer as part of the Expedited Settlement Agreements.

While the Expedited Settlement Agreements are intended to provide the Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Expedited Settlement Agreements or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Note 5. Portfolio Information

For the six-month period ended December 31, 2022, the cost of purchases and the proceeds from sales of the Fund’s portfolio securities amounted to the following:

	U.S. Government Securities*		Other Securities
	Purchases	Sales	Purchases	Sales
Highland/iBoxx Senior Loan ETF +	$—	$—	$290,250	$—

*	The Fund did not have any purchases or sales of U.S. Government Securities for the six-month period ended December 31, 2022.
+	The Fund did not have any in-kind creations/redemptions for the six- month period ended December 31, 2022.

Amounts designated as “—“ are $0.

Note 6. Indemnification

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may rise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

The Fund’s investments expose the Fund to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments.

Asset Class Risk

Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk

Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind

Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

securities, because of the nature of the Fund’s investments. As a result, investments in Fund shares may be less tax-efficient than investments in conventional ETFs. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind.

Commodities Risk

Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Commodity linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Commodity-linked derivative instruments may employ leverage, which creates the possibility for losses greater than the amount invested.

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covenant-Lite Loans Risk

Loans in which the Fund invests include covenant-lite loans, which carry more risk to the lender than traditional loans as they may contain fewer or less restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower-friendly characteristics. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.

Credit Risk

The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s net asset value and the market price of the Fund’s shares.

Debt Securities and Leveraged Loans Risk

The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Leveraged Loans are subject to the same risks typically associated with debt securities. In addition, Leveraged Loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of Leveraged Loans. Leveraged Loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.

Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, it may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for us to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that it may have less information about such issuers than other investors who transact in such assets.

18	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments. Effective August 19, 2022 (the “Compliance Date”), Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund’s use of derivatives and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, on or after the Compliance Date, the Fund will no longer engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.

The Derivatives Rule mandates that a fund adopt and/or implement: (i) value-at-risk limitations (VaR); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (Limited Derivatives User) under the Derivatives Rule, in which case the fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks.

Emerging Markets Risk

The risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Foreign Securities Risk” to a heightened degree. These heightened risks include:

(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Exchange-Traded Funds Risk

The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and indirectly bear similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Fixed Income Market Risk

Fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. Beginning in March 2022, the U.S. Federal Reserve (the “Fed”) began increasing interest rates and has signaled the potential for further increases. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise, which will cause the value of a Fund’s debt securities to fall. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility

Semi-Annual Report	19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

in the fixed-income and related markets. Further, potential future changes in government policy may affect interest rates.

Focused Investment Risk

The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies.

Foreign Securities Risk

Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, investments by the Fund in non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries on dividends, interest, capital gains, or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.

High-Yield Debt Securities Risk

Below investment grade securities or unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid and Restricted Securities Risk

The Investment Adviser may not be able to sell illiquid or restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging or developing markets securities in particular, are subject to greater liquidity risk.

Industry Concentration Risk

Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Intellectual Property Risk

The Investment Adviser relies on a license, which may be terminated by the Index Provider, that permits the Fund to use the Underlying Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the name and investment strategies of the Fund. In the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

Interest Rate Risk

Fixed income securities may decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate

20	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

or other base lending rates used by commercial Lenders. Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. Please refer to “LIBOR Transition and Associated Risk” for more information.

Lender Liability Risk

A number of judicial decisions have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Investment Adviser could be subject to such liability.

LIBOR Transition and Associated Risk

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR has historically been the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the FCA, the United Kingdom financial regulatory body, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants have transitioned or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate (“SOFR”), the future utilization of LIBOR or of any particular replacement rate remains uncertain. Although the transition process away from LIBOR has become increasingly well defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. While the transition process away from LIBOR has become increasingly well-defined in advance of the expected LIBOR cessation dates, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined.

Furthermore, the risks associated with the cessation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to alternative reference rates is not completed in a timely manner. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

Limited Information Risk

The types of Senior Loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or

Semi-Annual Report	21

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

exchange-listed securities. Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The Internal Revenue Service (“IRS”) has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Liquidity Risk

Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Fund may not receive the proceeds from the sale of a loan for a significant period of time. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance. No assurance can be given that these measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Loan Participation Risk

In addition to the risks typically associated with debt securities, Participations involve the risk that there may not be a readily available market for Participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Participations also involve the credit risk associated with the underlying corporate borrower.

Management Risk

Management risk is the risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio manager uses quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement strategies.

Market Price Variance Risk

Fund shares will be listed for trading on NASDAQ, Inc. (the “Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Investment Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Investment Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, given the liquidity of the Fund’s assets. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Non-Diversification Risk

As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

22	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

Non-Payment Risk

Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Ongoing Monitoring Risk

Ongoing monitoring risk is the risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Operational and Technology Risk

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Options Risk

Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets that could result in an imperfect correlation between these markets.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally (“COVID-19”). This coronavirus has resulted in and and may continue to result in the closing of borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and impact the Fund’s ability to complete repurchase requests. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

The United States responded to the coronavirus pandemic and resulting economic distress with fiscal and monetary stimulus packages, including the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) passed in late March 2020. The CARES ACT provides for over $2.2 trillion in resources to small businesses, state and local governments, and individuals adversely impacted by the COVID-19 pandemic. In late December 2020, the government also passed a spending bill that included $900 billion in stimulus relief for the COVID-19 pandemic. Further, in March 2021, the government passed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus bill to accelerate the United States’ recovery from the economic and health effects of the COVID-19 pandemic. In addition, in mid March 2020, the U.S. Federal Reserve (the “Fed”) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, which added $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. In addition, the Fed extended credit to small and medium-sized businesses. As the Fed “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Fed raises the federal funds rate, there is a risk that interest rates will rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of a fund’s investments, and the fund’s NAV, to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the fund’s performance. There is no assurance that the U.S. government’s support in response to COVID-19 economic distress will offset the adverse impact to securities in which the Fund may invest and future governmental support is not guaranteed.

Semi-Annual Report	23

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

Passive Investment Risk

The Fund is not actively managed and NexPoint does not attempt to take defensive positions under any market conditions, including during declining markets.

Portfolio Turnover Risk

High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Prepayment Risk

During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may result in a decrease in the Fund’s income.

Regulatory Risk

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Investment Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected. See “Industry Concentration Risk” above.

Securities Market Risk

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Senior Loans Risk

The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the Fund’s income. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

LIBOR has historically been the most common benchmark interest rate index used to make adjustments to variable-rate loans; however, due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, the FCA, the United Kingdom financial regulatory body, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. Please refer to “LIBOR Transition and Associated Risk” for more information.

Stop Order Risk

During periods of high market volatility, a Fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with a brokerage order, a shareholder may be able to limit the size of the loss resulting from the execution of an ill-timed stop order, although no assurance can be given that inclusion of limit criteria will benefit the shareholder.

Telecommunications Sector Risk

The Fund may be impacted by risks faced by companies in the telecommunications services industry, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing

24	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)

December 31, 2022	Highland/iBoxx Senior Loan ETF

competition, particularly in formulating new products and new services using new technology; and technological innovations that may make various products and services obsolete.

Tracking Error Risk

The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Investment Adviser may not be able to cause the Fund’s performance to correlate to that of the Underlying Index, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Semi-Annual Report	25

ADDITIONAL INFORMATION (unaudited)

December 31, 2022	Highland/iBoxx Senior Loan ETF

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period July 1, 2022 through December 31, 2022, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratios	Expenses Paid During Period*

Highland/iBoxx Senior Loan ETF
Actual Fund Return	$1,000.00	$1,031.30	0.57%	$2.92
Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the hypothetical six-month period, multiplied by 184/365 (to reflect the one-half year period).

Approval of Investment Advisory Agreement

The Fund has retained NexPoint Asset Management, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and NexPoint Funds I (“NFI”) with respect to the Fund (the “Agreement”). The Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

During a telephonic meeting with the Investment Adviser held on August 19, 2022, and separately with independent counsel on September 1, 2022 the Board of Trustees considered information bearing on the continuation of the Agreement for an additional one-year period. The Board of Trustees further discussed and considered information with respect to the continuation of the Agreement at Board meetings held on September 15-16, 2022 and September 28, 2022.

Following in person and telephonic review and discussion of the Agreement and information provided by the Adviser discussed above, at a meeting held on October 21, 2022, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2022. As part of its review process, the Board of Trustees requested(1), through Fund counsel and independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Agreement to the Investment Adviser; (2) information on the advisory, legal and compliance personnel of the Investment Adviser, including ongoing updates regarding the Highland Capital Management L.P. (“HCMLP”) bankruptcy; (3) information regarding the role of Skyview Group (“Skyview”) as a service provider to the Investment Adviser pursuant to the services agreement

(1)

On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board’s approval of the continuance of the Agreement occurred at a virtual meeting in reliance on the Order.

26	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

between Skyview and the Investment Adviser (the “Skyview Services Agreement”) to assist the Investment Adviser in providing certain services to the Fund pursuant to the Agreement, as well as information regarding the Investment Adviser’s oversight role over Skyview; (4) information on the internal compliance procedures of each of the Investment Adviser, including policies and procedures for personal securities transactions, conflicts of interest and with respect to cybersecurity, business continuity and disaster recovery; (5) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser, if any, with investment strategies similar to those of the Fund; (6) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Fund; (7) information regarding brokerage and portfolio transactions; and (8) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser, including potential claims in the HCMLP bankruptcy. After the August 2022 meeting and throughout the annual contract renewal process, including at the September 15-16, 2022 and September 28, 2022 Board meetings, the Board of Trustees requested that the Investment Adviser provide additional information and responses regarding various matters in connection with the Board of Trustee’s review and consideration of the Agreement. It was further noted that throughout the process, the Board of Trustees, including separately the Independent Trustees, had also met in executive sessions to further discuss the materials and information provided.

In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent third-party provider of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”). The Board of Trustees also received data relating to the Fund’s discount and tracking error relative to its benchmark.

The Board of Trustees discussed the materials and information provided by the Investment Adviser in detail over the course of multiple meetings, including the Investment Adviser’s responses to the Board of Trustees’ specific written questions, comparative fee and performance information and information concerning the Investment Adviser’s business and financial condition. The factors considered and the determinations made by the Board of Trustees in connection with the approval of the renewal of the Agreement with the Investment Adviser are set forth below but are not exhaustive of all matters that were discussed by the Board of Trustees.

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at meetings of the Board of Trustees over the course of the year and in past years with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the Board’s determination to approve the continuance of the Agreement was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Agreement, the detailed information provided by the Investment Adviser and other relevant information. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the effect of the COVID-19 pandemic on the Fund and the industry). Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board of Trustees’ ongoing regular review of fund performance and operations throughout the year. The Board of Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Board of Trustees without any single factor being dispositive in and of itself.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Board of Trustees also met separately without representatives of the Investment Adviser present. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreement.

Semi-Annual Report	27

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board of Trustees considered the Investment Adviser’s services as investment manager to the Fund.

The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board of Trustees also considered the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Board of Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Board of Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements, and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board of Trustees also considered the Investment Adviser’s risk management and monitoring processes. The Board of Trustees took into account the terms of the Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided to the Fund and the undertakings required of the Investment Adviser in connection with those services, including with respect to its own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board of Trustees also considered operational, staffing and organizational changes with respect to the Investment Adviser over the prior year, including in connection with the transitions of certain shared services arrangements, and the fact that there were no material operational or compliance issues with respect to the Fund or decrease in the level and quality of services provided to the Fund as a result. The Board of Trustees also considered the Investment Adviser’s legal and regulatory history. The Board of Trustees also considered the Investment Adviser’s current litigation matters related to the HCMLP bankruptcy and took into account the Investment Adviser’s representation that such matters would not impact the quality and level of services the Investment Adviser will provide to the Fund under the Agreement.

The Investment Adviser’s services in coordinating and overseeing the activities of the Fund’s other service providers, as well of the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, were also considered. The Board of Trustees also evaluated the expertise and performance of the personnel of the Investment Adviser who performed services for the Fund throughout the year. They also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services, that are provided to the Fund and its shareholders by the Investment Adviser and its affiliates, as well as considered the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement. The Board of Trustees noted that the level and quality of services to the Fund by the Investment Adviser and its affiliates had not been materially impacted by the HCMLP bankruptcy and took into account the Investment Adviser’s representations that the level and quality of the services provided by the Investment Adviser and their affiliates, as well as of those services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, would continue to be provided to the Fund at the same or higher level and quality.

The Board of Trustees also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost savings initiatives that had been implemented by the Investment Adviser with respect to the Fund and the other funds in the Highland complex over the years. The Board of Trustees considered the Investment Adviser’s financial condition and financial wherewithal. The Board of Trustees also considered the financial condition and operations of the Investment Adviser during the COVID-19 pandemic and noted that there had been no material disruption of the Investment Adviser’s services to the Fund and that the Investment Adviser had continued to provide the same level, quality and extent of services to the Fund.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board of Trustees also took into account the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board of Trustees also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of

28	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	Highland/iBoxx Senior Loan ETF

its duties, through discussions and reports and interactions during the preceding year and in past years.

The Board of Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and that the nature and the quality of such advisory services supported the approval of the Agreement.

The Investment Adviser’s historical performance.

In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees considered the performance of the Fund as described in the quarterly and other reports provided by management over the course of the year. The Board of Trustees noted that the Investment Adviser reviewed with the Board of Trustees on at least a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the historical performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices.

The Board of Trustees also reviewed and considered the FUSE report, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to those of comparable funds for various periods ended June 30, 2022 and management’s discussion of the same, including the effect of current market conditions on the Fund’s more-recent performance. The Board of Trustees also received a review of the data contained in the FUSE report from representatives of FUSE. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE. The Board of Trustees also took into account its discussions with management over the course of the year regarding factors that contributed to the performance of the Fund, including presentations with the Fund’s portfolio managers.

Among other data relating specifically to the Fund’s performance, the Board of Trustees took note the peer group selected by FUSE and the universe, which consisted of bank loan funds with similar pricing characteristics, and included both passive and active strategies. The Board of Trustees then considered that the Fund had underperformed its benchmark, the Markit iBoxx USD Liquid Leveraged Loan Index, and its peer group median for the one-, three- and five-year periods ended June 30, 2022. The Board of Trustees took into account management’s discussion of the Fund’s performance, including the impact of current market conditions on the Fund’s performance, the peer group in which it was placed, the type of investment strategy and investor purchase and sale patterns, as well as of the historical tracking errors, and potential actions to be taken with respect to the Fund.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors supported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.

The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser and regarding profitability from the relationship with the Fund; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser and whether such fees are appropriate.

The Board of Trustees considered that the Fund’s total net expenses and advisory fee were lower than those of its peer group median. The Board took into account management’s discussion of the Fund’s expenses and the amounts waived and/or reimbursed by the Investment Adviser.

Semi-Annual Report	29

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2022	Highland/iBoxx Senior Loan ETF

The Board of Trustees also considered the so-called “fallout benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board of Trustees also considered the effect of the Fund’s growth in assets under management on its fees. The Board of Trustees noted that the Fund does not currently contain breakpoints in its advisory fee schedule. The Board of Trustees took into account the Adviser’s discussion of the fee structure, including that the Fund benefits from a waiver of a portion of its advisory fees, which the Investment Adviser believes can be more effective than breakpoints at controlling overall costs borne by shareholders. The Board also noted the FUSE report, which compared fees among peers, and included the Fund’s contractual fee schedule at different asset levels. The Board noted that the Fund’s contractual advisory fee, with the exception of one fund, is lower than its peer group at all asset levels. The Board of Trustees also noted the current size of the Fund. The Board of Trustees noted that, if the Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board of Trustees concluded that the fee structure is reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board of Trustees determined to continue to review the ways and extent to which economies of scale might be shared between the Investment Adviser, on the one hand, and shareholders of the Fund, on the other, as the assets in the Fund grow.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

30	Semi-Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of the Highland/iBoxx Senior Loan ETF (the “Fund”). As of January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.highlandfunds.com/ literature/, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Fund’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-855-799-4757.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30th are available (i) without charge, upon request, by calling 1-855-799-4757 and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT is available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT, upon request and without charge, by visiting the Fund’s website at www.highlandfunds.com or by calling 1-855-799-4757.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-855-799-4757

31	Semi-Annual Report

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Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Highland/iBoxx Senior Loan ETF	Semi-Annual Report December 31, 2022

www.nexpointassetmgmt.com	HFI-SA-001-1100

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the NexPoint Fund I’s (the “Registrant”) Board of Trustees.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the  1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT FUNDS I

By	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: March 10, 2023